_____________________________________________________________________________________

POLSKI KONCERN NAFTOWY ORLEN S.A.

AND

THE BANK OF NEW YORK MELLON

AS DEPOSITARY

AND

OWNERS AND HOLDERS OF AMERICAN DEPOSITARY RECEIPTS

AMENDED AND RESTATED DEPOSIT AGREEMENT

Dated as of  April 10, 2001

As Amended and Restated as of ___________________, 2009

____________________________________________________________________________________

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TABLE OF CONTENTS

1.1

American Depositary Shares

1.2

Article; Sections

1.3

Commission

1.4

Company

1.5

Corporate Trust Office

1.6

Custodian

1.7

Deposit Agreement

1.8

Depositary

1.9

Deposited Securities

1.10

Dollars

1.11

Foreign Registrar

1.12

GDRs

1.13

GDR Deposit Agreement

1.14

Owner

1.15

Poland

1.16

Polish Act on Public Offerings

1.17

Polish Commission

1.18

Receipts

1.19

Registrar

1.20

Related Person

1.21

Restricted Securities

1.22

Securities Act of 1933

1.23

Shares

1.24

Subsidiary

1.25

Zloty; Zł

2.

FORM OF RECEIPTS, DEPOSIT OF SHARES, EXECUTION AND DELIVERY, TRANSFER AND SURRENDER OF RECEIPTS

2.1

Form and Transferability of Receipts

2.2

Deposit of Shares

2.3

Execution and Delivery of Receipts

2.4

Transfer of Receipts; Combination and Split-up of Receipts

2.5

Surrender of Receipts and Withdrawal of Shares

2.6

Limitations on Execution and Delivery, Transfer and Surrender of Receipts

2.7

Lost Receipts, etc.

2.8

Cancellation and Destruction of Surrendered Receipts

2.9

Pre-Release of Receipts

3.

CERTAIN OBLIGATIONS OF OWNERS OF RECEIPTS AND DEPOSITARY

3.1

Filing Proofs, Certificates and Other Information

3.2

Liability of Owner for Taxes

3.3

Warranties on Deposit of Shares

3.4

Limitation on Number of Shares Accepted for Deposit

3.5

Disclosure of Interests

4.

THE DEPOSITED SECURITIES

4.1

Cash Distributions

4.2

Distributions Other Than Cash, Shares or Rights

4.3

Distributions in Shares

4.4

Rights

4.5

Conversion of Foreign Currency

4.6

Fixing of Record Date

4.7

Voting of Deposited Securities

4.8

Changes Affecting Deposited Securities

4.9

Reports

4.10

Lists of Owners

4.11

Withholding

5.

THE DEPOSITARY, THE CUSTODIANS AND THE COMPANY

5.1

Maintenance of Office and Transfer Books by the Depositary

5.2

Prevention or Delay in Performance by the Depositary or the Company

5.3

Obligations of the Depositary, the Custodian and the Company

5.4

Resignation and Removal of the Depositary

5.5

The Custodians

5.6

Notices and Reports

5.7

Distribution of Additional Shares, Rights, etc.

5.8

Indemnification

5.9

Charges of Depositary

5.10

Retention of Depositary Documents

5.11

Exclusivity

5.12

List of Restricted Securities Owners

6.

AMENDMENT AND TERMINATION

6.1

Amendment

6.2

Termination

7.

MISCELLANEOUS

7.1

Counterparts

7.2

No Third Party Beneficiaries

7.3

Severability

7.4

Holders and Owners as Parties; Binding Effect

7.5

Notices

7.6

Arbitration; Settlement of Disputes

7.7

Submission to Jurisdiction; Appointment of Agent for Service of Process

7.8

Governing Law

7.9

Compliance with U.S. Securities Laws

7.10

Waiver of Immunities

AMENDED AND RESTATED DEPOSIT AGREEMENT dated as of April 10, 2001, as amended and restated as of ____________________, 2009,

AMONG

(1)

Polski Koncern Naftowy ORLEN S.A., incorporated under the laws of the Republic of Poland (herein called the “Company”);

(2)

THE BANK OF NEW YORK MELLON, a New York banking corporation (herein called the “Depositary”); and

(3)

all OWNERS AND HOLDERS from time to time of American Depositary Receipts issued hereunder.

WHEREAS

(A)

The Company and the Depositary entered into a Deposit Agreement dated as of April 10, 2001, and now desire to amend and restate the Deposit Agreement with respect to the disclosure of interests in Section 3.4 and voting in Section 4.7;

(B)

The Company desires to provide, as hereinafter set forth in this Deposit Agreement, for the deposit of Shares (as hereinafter defined) of the Company from time to time with the Depositary or with the Custodian (as hereinafter defined) as agent of the Depositary for the purposes set forth in this Deposit Agreement, for the creation of American Depositary Shares representing the Shares so deposited and for the execution and delivery of American Depositary Receipts evidencing the American Depositary Shares; and

(C)

The American Depositary Receipts are to be substantially in the form of Exhibit A annexed hereto, with appropriate insertions, modifications and omissions, as hereinafter provided in this Deposit Agreement.

NOW, THEREFORE, in consideration of the premises, the parties hereby agree that, pursuant to Section 6.1 hereof, this Deposit Agreement shall be amended and restated and it is agreed by and between the parties hereto as follows:

1.

DEFINITIONS

The following definitions shall for all purposes, unless otherwise clearly indicated, apply to the respective terms used in this Deposit Agreement:

1.1

American Depositary Shares

“American Depositary Shares” shall mean the securities representing the interests in the Deposited Securities and evidenced by the Receipts issued hereunder.  Each American Depositary Share shall represent Two (2) Shares, until there shall occur a distribution upon Deposited Securities covered by Section 4.3 or a change in Deposited Securities covered by Section 4.8 with respect to which additional Receipts are not executed and delivered, and thereafter American Depositary Shares shall evidence the amount of Shares or Deposited Securities specified in such Sections.

1.2

Article; Sections

Wherever references are made in this Deposit Agreement to an “Article” or “Articles” or to a “Section” or “Sections”, such references shall mean an article or articles or a section or sections of this Deposit Agreement, unless otherwise required by the context.

1.3

Commission

“Commission” shall mean the Securities and Exchange Commission of the United States or any successor governmental agency in the United States.

1.4

Company

“Company” shall mean Polski Koncern Naftowy ORLEN S.A., incorporated under the laws of Poland, and its successors.

1.5

Corporate Trust Office

“Corporate Trust Office”, when used with respect to the Depositary, shall mean the office of the Depositary which at the date of this Agreement is 101 Barclay Street, New York, New York, 10286.

1.6

Custodian

“Custodian” shall mean the Warsaw, Poland, office of Bank Polska Kasa Opieki S.A., as agent of the Depositary for the purposes of this Deposit Agreement, and any other firm or corporation which may hereafter be appointed by the Depositary pursuant to the terms of Section 5.5, as substitute or additional custodian or custodians hereunder, as the context shall require and shall also mean all of them collectively.

1.7

Deposit Agreement

“Deposit Agreement” shall mean this Agreement, as the same may be amended from time to time in accordance with the provisions hereof.

1.8

Depositary

“Depositary” shall mean The Bank of New York Mellon, a New York banking corporation, and any successor as depositary hereunder.

1.9

Deposited Securities

“Deposited Securities” as of any time shall mean Shares at such time deposited or deemed to be deposited under this Deposit Agreement and any and all other securities, property and cash received by the Depositary or the Custodian in respect thereof and at such time held hereunder, subject as to cash to the provisions of Section 4.5.

1.10

Dollars

“Dollars” and the symbol “$” shall mean United States dollars.

1.11

Foreign Registrar

“Foreign Registrar” shall mean the entity that presently carries out the duties of registrar for the Shares or any successor as registrar for the Shares and any other appointed agent of the Company for the transfer and registration of Shares.

1.12

GDRs

“GDRs” shall mean the registered global depositary receipts issued under that certain GDR Deposit Agreement (as defined below).

1.13

GDR Deposit Agreement

“GDR Deposit Agreement” shall mean that certain Deposit Agreement, dated November 26, 1999, between the Company and the Depositary (as supplemented and amended from time to time).

1.14

Owner

“Owner” shall mean the person in whose name a Receipt is registered on the books of the Depositary maintained for such purpose.

1.15

Poland

“Poland” shall mean the Republic of Poland.

1.16

Polish Act on Public Offerings

“Polish Act on Public Offerings” shall mean the Act on Public Offerings and on the Terms of Introducing Financial Instruments to the Organized Trading System and on Public Companies, dated 29 July 2005 (Dz. U. of 2005, No. 184, item 1539).

1.17

Polish Commission

“Polish Commission” shall mean the Polish Financial Supervision Commission.

1.18

Receipts

“Receipts” shall mean the American Depositary Receipts issued hereunder evidencing American Depositary Shares.

1.19

Registrar

“Registrar” shall mean any bank or trust company having an office in the Borough of Manhattan, The City of New York, which shall be appointed to register Receipts and transfers of Receipts as herein provided.

1.20

Related Person

“Related Person” shall mean, with respect to a Owner or beneficial owner, any person having agreed with such Owner or beneficial owner, in writing or otherwise, to each acquire, sell or otherwise transfer any shares issued by the Company and/or to exercise voting rights in relation to shares in accordance with such agreement and/or to implement a common policy with respect to the Company. Unless satisfactory evidence to the contrary is provided, each of the following will also be deemed to be a Related Person with respect to such Owner or beneficial owner: (i) any person having a majority of votes, whether directly or indirectly, in such Owner or beneficial owner or in whom such Owner or beneficial owner has the majority of votes; (ii) any person authorized to appoint or recall the majority of managing authorities of such Owner or beneficial owner or for which each Owner or beneficial owner is authorized to appoint or recall the majority of managing authorities, and (iii) any person where (a) more than one half of its management board members are at the same time members of the management board, proxies or perform managerial functions in such Owner or beneficial owner or Subsidiary of such Owner or beneficial owner, or (b) the management board, proxies or persons performing managerial functions of such person (or its subsidiary) include more than on half of the management board members of such Owner or beneficial owner;

1.21

Restricted Securities

“Restricted Securities” shall mean Shares, or Receipts representing such Shares, which are acquired directly or indirectly from the Company or its affiliates (as defined in Rule 144 to the Securities Act of 1933) in a transaction or chain of transactions not involving any public offering or which are subject to resale limitations under Regulation D under that Act or both, or which are held by an officer, director (or persons performing similar functions) or other affiliate of the Company, or which are subject to other restrictions on sale or deposit under the laws of the United States or Poland, or under a shareholder agreement or the Statutes and By-laws of the Company.

1.22

Securities Act of 1933

“Securities Act of 1933” shall mean the United States Securities Act of 1933, as from time to time amended.

1.23

Shares

“Shares” shall mean ordinary bearer shares of the Company, par value Zł1.25 each, heretofore validly issued and outstanding and fully paid, nonassessable and free of any pre-emptive rights of the holders of outstanding Shares or hereafter validly issued and outstanding and fully paid, nonassessable and free of any pre-emptive rights of the holders of outstanding Shares or interim certificates representing such Shares.

1.24

Subsidiary

“Subsidiary” shall mean any entity with respect to which another entity is a parent entity (as such term is defined in the Polish Act on Public Offerings or any successor act), with all subsidiaries of such subsidiary also understood to be subsidiaries of the parent entity;

1.25

Zloty; Zł

“Zloty” and the symbol “Zł” shall mean the national currency of Poland from time to time.

2.

FORM OF RECEIPTS, DEPOSIT OF SHARES, EXECUTION AND DELIVERY, TRANSFER AND SURRENDER OF RECEIPTS

2.1

Form and Transferability of Receipts

Definitive Receipts shall be substantially in the form set forth in Exhibit A annexed to this Deposit Agreement, with appropriate insertions, modifications and omissions, as hereinafter provided.  No Receipt shall be entitled to any benefits under this Deposit Agreement or be valid or obligatory for any purpose, unless such Receipt shall have been executed by the Depositary by the manual signature of a duly authorized signatory of the Depositary; provided, however, that such signature may be a facsimile if a Registrar for the Receipts shall have been appointed and such Receipts are countersigned by the manual signature of a duly authorized officer of the Registrar.  The Depositary shall maintain books on which each Receipt so executed and delivered as hereinafter provided and the transfer of each such Receipt shall be registered.  Receipts bearing the manual or facsimile signature of a duly authorized signatory of the Depositary who was at any time a proper signatory of the Depositary shall bind the Depositary, notwithstanding that such signatory has ceased to hold such office prior to the execution and delivery of such Receipts by the Registrar or did not hold such office on the date of issuance of such Receipts.

The Receipts may be endorsed with or have incorporated in the text thereof such legends or recitals or modifications not inconsistent with the provisions of this Deposit Agreement as may be required by the Depositary or required to comply with any applicable law or regulations thereunder or with the rules and regulations of any securities exchange upon which American Depositary Shares may be listed or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Receipts are subject by reason of the date of issuance of the underlying Deposited Securities or otherwise.

Title to a Receipt (and to the American Depositary Shares evidenced thereby), when properly endorsed or accompanied by proper instruments of transfer, shall be transferable by delivery with the same effect as in the case of a negotiable instrument under the laws of New York; provided, however, that the Depositary, notwithstanding any notice to the contrary, may treat the Owner thereof as the absolute owner thereof for the purpose of determining the person entitled to distribution of dividends or other distributions or to any notice provided for in this Deposit Agreement and for all other purposes.

2.2

Deposit of Shares

Subject to the terms and conditions of this Deposit Agreement, including, without limitation, the terms of Section 3.4, Shares or evidence of rights to receive Shares may be deposited by delivery thereof to any Custodian hereunder, accompanied by any appropriate instrument or instruments of transfer, or endorsement, in form satisfactory to the Custodian, together with all such certifications as may be required by the Depositary or the Custodian in accordance with the provisions of this Deposit Agreement, and, if the Depositary requires, together with a written order directing the Depositary to execute and deliver to, or upon the written order of, the person or persons stated in such order, a Receipt or Receipts for the number of American Depositary Shares representing such deposit.  No Share shall be accepted for deposit unless accompanied by evidence satisfactory to the Depositary that any necessary approval has been granted by the governmental body, if any, in Poland which is then performing the function of the regulation of currency exchange.  If required by the Depositary, Shares presented for deposit at any time, whether or not the transfer books of the Company or the Foreign Registrar, if applicable, are closed, shall also be accompanied by an agreement or assignment, or other instrument satisfactory to the Depositary, which will provide for the prompt transfer to the Custodian of any dividend, or right to subscribe for additional Shares or to receive other property which any person in whose name the Shares are or have been recorded may thereafter receive upon or in respect of such deposited Shares, or in lieu thereof, such agreement of indemnity or other agreement as shall be satisfactory to the Depositary.

At the request and risk and expense of any person proposing to deposit Shares, and for the account of such person, the Depositary may receive certificates for Shares to be deposited, together with the other instruments herein specified, for the purpose of forwarding such Share certificates to the Custodian for deposit hereunder.

Upon each delivery to a Custodian of a certificate or certificates for Shares to be deposited hereunder, together with the other documents specified above, such Custodian shall, as soon as transfer and recordation can be accomplished, present such certificate or certificates to the Company or the Foreign Registrar, if applicable, for transfer and recordation of the Shares being deposited in the name of the Depositary or its nominee or such Custodian or its nominee.

Deposited Securities shall be held by the Depositary or its nominee or by a Custodian for the account and to the order of the Depositary or at such other place or places as the Depositary shall determine.

2.3

Execution and Delivery of Receipts

Upon receipt by any Custodian of any deposit pursuant to Section 2.2 hereunder (and in addition, if the transfer books of the Company or the Foreign Registrar, if applicable, are open, the Depositary may in its sole discretion require a proper acknowledgment or other evidence from the Company that any Deposited Securities have been recorded upon the books of the Company or the Foreign Registrar, if applicable, in the name of the Depositary or its nominee or such Custodian or its nominee), together with the other documents required as specified above, such Custodian shall notify the Depositary of such deposit and the person or persons to whom or upon whose written order a Receipt or Receipts are deliverable in respect thereof and the number of American Depositary Shares to be evidenced thereby.  Such notification shall be made by letter or, at the request, risk and expense of the person making the deposit, by cable, telex or facsimile transmission.  Upon receiving such notice from such Custodian, or upon the receipt of Shares by the Depositary, the Depositary, subject to the terms and conditions of this Deposit Agreement, shall execute and deliver at its Corporate Trust Office, to or upon the order of the person or persons entitled thereto, a Receipt or Receipts, registered in the name or names and evidencing any authorized number of American Depositary Shares requested by such person or persons, but only upon payment to the Depositary of the fees and expenses of the Depositary for the execution and delivery of such Receipt or Receipts as provided in Section 5.9, and of all taxes and governmental charges and fees payable in connection with such deposit and the transfer of the Deposited Securities.

2.4

Transfer of Receipts; Combination and Split-up of Receipts

The Depositary, subject to the terms and conditions of this Deposit Agreement, shall register transfers of Receipts on its transfer books from time to time, upon any surrender of a Receipt, by the Owner in person or by a duly authorized attorney, properly endorsed or accompanied by proper instruments of transfer, and duly stamped as may be required by the laws of the State of New York and of the United States of America.  Thereupon the Depositary shall execute a new Receipt or Receipts and deliver the same to or upon the order of the person entitled thereto.

The Depositary, subject to the terms and conditions of this Deposit Agreement, shall upon surrender of a Receipt or Receipts for the purpose of effecting a split-up or combination of such Receipt or Receipts, execute and deliver a new Receipt or Receipts for any authorized number of American Depositary Shares requested, evidencing the same aggregate number of American Depositary Shares as the Receipt or Receipts surrendered.

The Depositary may appoint one or more co-transfer agents for the purpose of effecting transfers, combinations and split-ups of Receipts at designated transfer offices on behalf of the Depositary.  In carrying out its functions, a co-transfer agent may require evidence of authority and compliance with applicable laws and other requirements by Owners or persons entitled to Receipts and will be entitled to protection and indemnity to the same extent as the Depositary.

2.5

Surrender of Receipts and Withdrawal of Shares

Upon surrender at the Corporate Trust Office of the Depositary of a Receipt for the purpose of withdrawal of the Deposited Securities represented by the American Depositary Shares evidenced by such Receipt, and upon payment of the fee of the Depositary for the surrender of Receipts as provided in Section 5.9 and payment of all taxes and governmental charges payable in connection with such surrender and withdrawal of the Deposited Securities, and subject to the terms and conditions of this Deposit Agreement, the Owner of such Receipt shall be entitled to delivery, to him or upon his order, of the amount of Deposited Securities at the time represented by the American Depositary Shares evidenced by such Receipt.  Delivery of such Deposited Securities may be made by the delivery of (a) certificates in the name of such Owner or as ordered by him or certificates properly endorsed or accompanied by proper instruments of transfer to such Owner or as ordered by him and (b) any other securities, property and cash to which such Owner is then entitled in respect of such Receipts to such Owner or as ordered by him.  Such delivery shall be made, as hereinafter provided, without unreasonable delay.

A Receipt surrendered for such purposes may be required by the Depositary to be properly endorsed in blank or accompanied by proper instruments of transfer in blank, and if the Depositary so requires, the Owner thereof shall execute and deliver to the Depositary a written order directing the Depositary to cause the Deposited Securities being withdrawn to be delivered to or upon the written order of a person or persons designated in such order.  Thereupon the Depositary shall direct the Custodian to deliver at the Warsaw, Poland office of such Custodian, subject to Sections 2.6, 3.1 and 3.2 and to the other terms and conditions of this Deposit Agreement, to or upon the written order of the person or persons designated in the order delivered to the Depositary as above provided, the amount of Deposited Securities represented by the American Depositary Shares evidenced by such Receipt, except that the Depositary may make delivery to such person or persons at the Corporate Trust Office of the Depositary of any dividends or distributions with respect to the Deposited Securities represented by the American Depositary Shares evidenced by such Receipt, or of any proceeds of sale of any dividends, distributions or rights, which may at the time be held by the Depositary.

At the request, risk and expense of any Owner so surrendering a Receipt, and for the account of such Owner, the Depositary shall direct the Custodian to forward any cash or other property (other than rights) comprising, and forward a certificate or certificates and other proper documents of title for, the Deposited Securities represented by the American Depositary Shares evidenced by such Receipt to the Depositary for delivery at the Corporate Trust Office of the Depositary.  Such direction shall be given by letter or, at the request, risk and expense of such Owner, by cable, telex or facsimile transmission.

The Depositary shall not accept for surrender any number of American Depositary Shares which would require the delivery of fractional Shares.

2.6

Limitations on Execution and Delivery, Transfer and Surrender of Receipts

As a condition precedent to the execution and delivery, registration of transfer, split-up, combination or surrender of any Receipt or withdrawal of any Deposited Securities, the Depositary, Custodian or Registrar may require payment from the depositor of Shares or the presenter of the Receipt of a sum sufficient to reimburse it for any tax or other governmental charge and any stock transfer or registration fee with respect thereto (including any such tax or charge and fee with respect to Shares being deposited or withdrawn) and payment of any applicable fees as herein provided, may require the production of proof satisfactory to it as to the identity and genuineness of any signature and may also require compliance with any regulations the Depositary may establish consistent with the provisions of this Deposit Agreement, including, without limitation, this Section 2.6.

The delivery of Receipts against deposits of Shares generally or against deposits of particular Shares may be suspended, or the transfer of Receipts in particular instances may be refused, or the registration of transfer of outstanding Receipts generally may be suspended, during any period when the transfer books of the Depositary are closed, or if any such action is deemed necessary or advisable by the Depositary or the Company at any time or from time to time because of any requirement of law or of any government or governmental body or commission, or under any provision of this Deposit Agreement, or for any other reason, subject to the provisions of the following sentence.  Notwithstanding anything to the contrary in this Deposit Agreement or the Receipts, the surrender of outstanding Receipts and withdrawal of Deposited Securities may not be suspended subject only to (i) temporary delays caused by closing the transfer books of the Depositary or the Company or the deposit of Shares in connection with voting at a shareholders’ meeting, or the payment of dividends, (ii) the payment of fees, taxes and similar charges, and (iii) compliance with any U.S. or foreign laws or governmental regulations relating to the Receipts or to the withdrawal of the Deposited Securities.  Without limitation of the foregoing, the Depositary shall not knowingly accept for deposit under this Deposit Agreement any Shares required to be registered under the provisions of the Securities Act of 1933, unless a registration statement is in effect as to such Shares.

2.7

Lost Receipts, etc.

In case any Receipt shall be mutilated, destroyed, lost or stolen, the Depositary shall execute and deliver a new Receipt of like tenor in exchange and substitution for such mutilated Receipt upon cancellation thereof, or in lieu of and in substitution for such destroyed, lost or stolen Receipt.  Before the Depositary shall execute and deliver a new Receipt in substitution for a destroyed, lost or stolen Receipt, the Owner thereof shall have (a) filed with the Depositary (i) a request for such execution and delivery before the Depositary has notice that the Receipt has been acquired by a bona fide purchaser and (ii) a sufficient indemnity bond and (b) satisfied any other reasonable requirements imposed by the Depositary.

2.8

Cancellation and Destruction of Surrendered Receipts

All Receipts surrendered to the Depositary shall be cancelled by the Depositary.  The Depositary is authorized to destroy Receipts so cancelled.

2.9

Pre-Release of Receipts

Notwithstanding Section 2.3 hereof, the Depositary may execute and deliver Receipts prior to the receipt of Shares pursuant to Section 2.2 (“Pre-Release”).  The Depositary may, pursuant to Section 2.5, deliver Shares upon the receipt and cancellation of Receipts which have been Pre-Released, whether or not such cancellation is prior to the termination of such Pre-Release or the Depositary knows that such Receipt has been Pre-Released.  The Depositary may receive Receipts in lieu of Shares in satisfaction of a Pre-Release.  Each Pre-Release will be (a) preceded or accompanied by a written representation from the person to whom Receipts or Shares are to be delivered that such person, or its customer, owns the Shares or Receipts to be remitted, as the case may be, (b) at all times fully collateralized with cash or such other collateral as the Depositary deems appropriate, (c) terminable by the Depositary on not more than five (5) business days’ notice, and (d) subject to such further indemnities and credit regulations as the Depositary deems appropriate.  The number of American Depositary Shares which are outstanding at any time as a result of Pre-Releases will not normally exceed thirty percent (30%) of the Shares deposited hereunder; provided, however, that the Depositary reserves the right to change or disregard such limit from time to time as it deems appropriate.

The Depositary may retain for its own account any compensation received by it in connection with the foregoing.

3.

CERTAIN OBLIGATIONS OF OWNERS OF RECEIPTS AND DEPOSITARY

3.1

Filing Proofs, Certificates and Other Information

Any person presenting Shares for deposit or any Owner of a Receipt may be required from time to time to file with the Depositary or the Custodian such proof of citizenship or residence, exchange control approval, or such information relating to the registration on the books of the Company or the Foreign Registrar, if applicable, to execute such certificates and to make such representations and warranties, as the Depositary may deem necessary or proper.  The Depositary may withhold the delivery or registration of transfer of any Receipt or the distribution of any dividend or sale or distribution of rights or of the proceeds thereof or the delivery of any Deposited Securities until such proof or other information is filed or such certificates are executed or such representations and warranties made.

If requested by the Company, the Depositary shall provide the Company, in a timely manner, with copies of any such proof of citizenship or residence, exchange control approval, legal or beneficial ownership which it receives.

3.2

Liability of Owner for Taxes

If any tax or other governmental charge shall become payable by the Custodian or the Depositary with respect to any Receipt or any Deposited Securities represented by any Receipt, such tax or other governmental charge shall be payable by the Owner of such Receipt to the Depositary.  The Depositary may refuse to effect any transfer of such Receipt or any withdrawal of Deposited Securities represented by American Depositary Shares evidenced by such Receipt until such payment is made, and may withhold any dividends or other distributions, or may sell for the account of the Owner thereof any part or all of the Deposited Securities represented by the American Depositary Shares evidenced by such Receipt, and may apply such dividends or other distributions or the proceeds of any such sale in payment of such tax or other governmental charge and the Owner of such Receipt shall remain liable for any deficiency.

3.3

Warranties on Deposit of Shares

Every person depositing Shares under this Deposit Agreement shall be deemed thereby to represent and warrant that such Shares and each certificate therefor are validly issued, fully paid, nonassessable and free of any pre-emptive rights of the holders of outstanding Shares and that the person making such deposit is duly authorized so to do.  Every such person shall also be deemed to represent that the deposit of such Shares and the sale of Receipts evidencing American Depositary Shares representing such Shares by that person are not restricted under the Securities Act of 1933.  Such representations and warranties shall survive the deposit of Shares and issuance of Receipts.

3.4

Limitation on Number of Shares Accepted for Deposit

The Depositary shall not (and shall cause the Custodian to not) accept Shares for deposit if such a deposit will result in the total number of Shares represented by American Depositary Shares exceeding five percent (5%) of the total number of Shares then outstanding, unless otherwise agreed in writing between the Depositary and the Company.  For purposes of this Section 3.4, the phrase “the total number of Shares then outstanding” shall be conclusively presumed to mean the total number of Shares most recently notified by the Company to the Depositary in writing, and the Depositary shall have no obligations hereunder to separately determine such number.

3.5

Disclosure of Interests

The Company may from time to time request Owners to provide information (i) indicating whether or not they are Related Persons with respect to the other Owners or beneficial owners of the American Depositary Receipts or the GDRs or the Company’s shareholders and (ii) as to the capacity in which such Owners own or owned Receipts and regarding the identity of any other persons then or previously interested in such Receipts and the nature of such interest and various other matters.

Each Owner agrees to provide any information requested by the Company or the Depositary pursuant to this Section 3.4. The Depositary agrees to comply with reasonable written instructions received from the Company requesting that the Depositary forward any such requests to the Owners and to forward to the Company any such responses to such requests received by the Depositary.

To the extent that provisions of or governing any Deposited Securities, the Statutes of the Company or applicable law may require the disclosure to the Company of, or limitations in relation to, beneficial or other ownership of Deposited Securities, each Owner of American Depositary Receipts shall comply with the Company’s instructions to Owners and holders of American Depositary Receipts in respect of such disclosure or limitation, as may be forwarded to them from time to time by the Depositary.

In addition to any other notification requirements applicable under Polish law, any Owner (other than a clearing system or its nominee) or beneficial owner which acquires, directly through its ownership of Shares or indirectly through its ownership of American Depositary Receipts or GDRs or otherwise, individually or together with its Subsidiaries or acting in concert with any other entities, 5%, 10%, 20%, 25%, 33%, 50% or 75% of the total votes at the shareholders’ meeting of the Company shall provide written notification of such fact to the Company and the Polish Commission (which notice shall specify its name and the number of American Depositary Shares, GDRs or Shares held directly or indirectly by such Owner or beneficial owner) within 2 days of such acquisition of 5%, 10%, 20%, 25%, 33%, 50% or 75%, as the case may be, of such votes of the shareholders’ meeting.

In addition to any other notification requirements applicable under Polish law, any Owner or beneficial owner which holds, directly through its ownership of Shares or indirectly through its ownership of American Depositary Receipts or GDRs or otherwise, individually or together with its Subsidiaries  or acting in concert with any other entities, 10% or more, but not exceeding 33% of the total votes at the shareholders’ meeting of the Company, shall provide written notification to the  Company and the Polish Commission of any change in the number of voting equity securities held directly or indirectly by such Owner or beneficial owner, individually or together with its Subsidiaries or acting in concert with any other entities, to the extent that such change is by an amount equal to 2% or more of the total votes.  Such notice shall specify its name and the number of American Depositary Shares, GDRs or Shares as applicable held directly or indirectly by such Owner or beneficial owner, individually or together with its Subsidiaries or acting in concert with any other entities, and shall be made within 2 days of such change.

In addition to any other notification requirements applicable under Polish law, any Owner (other than a clearing system or its nominee) or beneficial owner which holds, directly through its ownership of Shares or indirectly through its ownership of American Depositary Receipts or GDRs or otherwise, individually or together with its Subsidiaries or acting in concert with any other entities, 33% or more of the total votes at the shareholders’ meeting of the Company, shall provide written notification to the Company and the Polish Commission of any change in the number of voting equity securities held directly or indirectly by such Owner or beneficial owner, individually or together with its Subsidiaries or acting in concert with any other entities, to the extent that such change is by an amount equal to 1% or more of the total votes.  Such notice shall specify its name and the number of American Depositary Shares, GDRs or Shares as applicable held directly or indirectly by such Owner or beneficial owner, individually or together with its Subsidiaries or acting in concert with any other entities, and shall be made within 2 days of such change.

The Depositary agrees to make reasonable efforts to comply with applicable notification obligations under Polish law  in respect of the number of Shares represented by American Depositary Receipts.

4.

THE DEPOSITED SECURITIES

4.1

Cash Distributions

Whenever the Depositary shall receive any cash dividend or other cash distribution on any Deposited Securities, the Depositary shall, subject to the provisions of Section 4.5, convert such dividend or distribution into Dollars and shall distribute the amount thus received (net of the fees and expenses of the Depositary as provided in Section 5.9) to the Owners entitled thereto, in proportion to the number of American Depositary Shares representing such Deposited Securities held by them respectively; provided, however, that in the event that the Company or the Depositary shall be required to withhold and does withhold from such cash dividend or such other cash distribution an amount on account of taxes, the amount distributed to the Owner of the Receipts evidencing American Depositary Shares representing such Deposited Securities shall be reduced accordingly.  The Depositary shall distribute only such amount, however, as can be distributed without attributing to any Owner a fraction of one cent.  Any such fractional amounts shall be rounded to the nearest whole cent and so distributed to Owners entitled thereto.  The Company or its agent will remit to the appropriate governmental agency in Poland all amounts withheld and owing to such agency.  The Depositary will forward to the Company or its agent such information from its records as the Company may reasonably request to enable the Company or its agent to file necessary reports with governmental agencies, and the Depositary or the Company or its agent may file any such reports necessary to obtain benefits under the applicable tax treaties for the Owners of Receipts.

4.2

Distributions Other Than Cash, Shares or Rights

Subject to the provisions of Sections 4.11 and 5.9, whenever the Depositary shall receive any distribution other than a distribution described in Sections 4.1, 4.3 or 4.4, the Depositary shall cause the securities or property received by it to be distributed to the Owners entitled thereto, after deduction or upon payment of any fees and expenses of the Depositary or any taxes or other governmental charges, in proportion to the number of American Depositary Shares representing such Deposited Securities held by them respectively, in any manner that the Depositary may deem equitable and practicable for accomplishing such distribution; provided, however, that if in the opinion of the Depositary such distribution cannot be made proportionately among the Owners entitled thereto, or if for any other reason (including, but not limited to, any requirement that the Company or the Depositary withhold an amount on account of taxes or other governmental charges or that such securities must be registered under the Securities Act of 1933 in order to be distributed to Owners or holders) the Depositary deems such distribution not to be feasible, the Depositary may adopt such method as it may deem equitable and practicable for the purpose of effecting such distribution, including, but not limited to, the public or private sale of the securities or property thus received, or any part thereof, and the net proceeds of any such sale (net of the fees and expenses of the Depositary as provided in Section 5.9) shall be distributed by the Depositary to the Owners entitled thereto, all in the manner and subject to the conditions described in section 4.1.

4.3

Distributions in Shares

If any distribution upon any Deposited Securities consists of a dividend in, or free distribution of, Shares, the Depositary may, and shall if the Company shall so request, distribute to the Owners of outstanding Receipts entitled thereto, in proportion to the number of American Depositary Shares representing such Deposited Securities held by them respectively, additional Receipts evidencing an aggregate number of American Depositary Shares representing the amount of Shares received as such dividend or free distribution, subject to the terms and conditions of the Deposit Agreement with respect to the deposit of Shares and the issuance of American Depositary Shares evidenced by Receipts, including the withholding of any tax or other governmental charge as provided in Section 4.11 and the payment of the fees and expenses of the Depositary as provided in Section 5.9.  The Depositary may withhold any such distribution of Receipts if it has not received satisfactory assurances from the Company that such distribution does not require registration under the Securities Act or is exempt from registration under the provisions of such Act.  In lieu of delivering Receipts for fractional American Depositary Shares in any such case, the Depositary shall sell the amount of Shares represented by the aggregate of such fractions and distribute the net proceeds, all in the manner and subject to the conditions described in Section 4.1.  If additional Receipts are not so distributed, each American Depositary Share shall thenceforth also represent the additional Shares distributed upon the Deposited Securities represented thereby.

4.4

Rights

In the event that the Company shall offer or cause to be offered to the holders of any Deposited Securities any rights to subscribe for additional Shares or any rights of any other nature, the Depositary shall have discretion as to the procedure to be followed in making such rights available to any Owners or in disposing of such rights on behalf of any Owners and making the net proceeds available to such Owners or, if by the terms of such rights offering or for any other reason, the Depositary may not either make such rights available to any Owners or dispose of such rights and make the net proceeds available to such Owners, then the Depositary shall allow the rights to lapse.  If at the time of the offering of any rights the Depositary determines in its discretion that it is lawful and feasible to make such rights available to all or certain Owners but not to other Owners, the Depositary may distribute to any Owner to whom it determines the distribution to be lawful and feasible, in proportion to the number of American Depositary Shares held by such Owner, warrants or other instruments therefor in such form as it deems appropriate.

In circumstances in which rights would otherwise not be distributed, if an Owner of Receipts requests the distribution of warrants or other instruments in order to exercise the rights allocable to the American Depositary Shares of such Owner hereunder, the Depositary will make such rights available to such Owner upon written notice from the Company to the Depositary that (a) the Company has elected in its sole discretion to permit such rights to be exercised and (b) such Owner has executed such documents as the Company has determined in its sole discretion are reasonably required under applicable law.

If the Depositary has distributed warrants or other instruments for rights to all or certain Owners, then upon instruction from such an Owner pursuant to such warrants or other instruments to the Depositary from such Owner to exercise such rights, upon payment by such Owner to the Depositary for the account of such Owner of an amount equal to the purchase price of the Shares to be received upon the exercise of the rights, and upon payment of the fees and expenses of the Depositary and any other charges as set forth in such warrants or other instruments, the Depositary shall, on behalf of such Owner, exercise the rights and purchase the Shares, and the Company shall cause the Shares so purchased to be delivered to the Depositary on behalf of such Owner.  As agent for such Owner, the Depositary will cause the Shares so purchased to be deposited pursuant to Section 2.2 of this Deposit Agreement, and shall, pursuant to Section 2.3 of this Deposit Agreement, execute and deliver Receipts to such Owner.  In the case of a distribution pursuant to the second paragraph of this section, such Receipts shall be legended in accordance with applicable U.S. laws, and shall be subject to the appropriate restrictions on sale, deposit, cancellation, and transfer under such laws.

If the Depositary determines in its discretion that it is not lawful and feasible to make such rights available to all or certain Owners, it may sell the rights, warrants or other instruments in proportion to the number of American Depositary Shares held by the Owners to whom it has determined it may not lawfully or feasibly make such rights available, and allocate the net proceeds of such sales (net of the fees and expenses of the Depositary as provided in Section 5.9 and all taxes and governmental charges payable in connection with such rights and subject to the terms and conditions of this Deposit Agreement) for the account of such Owners otherwise entitled to such rights, warrants or other instruments, upon an averaged or other practical basis without regard to any distinctions among such Owners because of exchange restrictions or the date of delivery of any Receipt or otherwise.

The Depositary will not offer rights to Owners unless both the rights and the securities to which such rights relate are either exempt from registration under the Securities Act of 1933 with respect to a distribution to all Owners or are registered under the provisions of such Act.  If an Owner of Receipts requests distribution of warrants or other instruments, notwithstanding that there has been no such registration under such Act, the Depositary shall not effect such distribution unless it has received an opinion from recognized counsel in the United States for the Company upon which the Depositary may rely that such distribution to such Owner is exempt from such registration; provided that nothing in this Deposit Agreement shall create, or be construed to create, any obligation on the part of the Company to file a registration statement with the Commission, or endeavor to have such a registration statement declared effective so as to allow rights to be made available to Owners of American Depositary Shares.

The Depositary shall not be responsible for any failure to determine that it may be lawful or feasible to make such rights available to Owners in general or any Owner in particular.

4.5

Conversion of Foreign Currency

Whenever the Depositary or the Custodian shall receive foreign currency, by way of dividends or other distributions or the net proceeds from the sale of securities, property or rights, and if at the time of the receipt thereof the foreign currency so received can in the judgment of the Depositary be converted on a reasonable basis into Dollars and the resulting Dollars transferred to the United States, the Depositary shall convert or cause to be converted, by sale or in any other manner that it may determine, such foreign currency into Dollars, and such Dollars shall be distributed to the Owners entitled thereto or, if the Depositary shall have distributed any warrants or other instruments which entitle the holders thereof to such Dollars, then to the holders of such warrants and/or instruments upon surrender thereof for cancellation.  Such distribution may be made upon an averaged or other practicable basis without regard to any distinctions among Owners on account of exchange restrictions, the date of delivery of any Receipt or otherwise and shall be net of any expenses of conversion into Dollars incurred by the Depositary as provided in Section 5.9.

If such conversion or distribution can be effected only with the approval or license of any government or agency thereof, the Depositary shall file such application for approval or license, if any, as it may deem desirable.

If at any time the Depositary shall determine that in its judgment any foreign currency received by the Depositary is not convertible on a reasonable basis into Dollars transferable to the United States, or if any approval or license of any government or agency thereof which is required for such conversion is denied or in the opinion of the Depositary is not obtainable, or if any such approval or license is not obtained within a reasonable period as determined by the Depositary, the Depositary may distribute the foreign currency (or an appropriate document evidencing the right to receive such foreign currency) received by the Depositary to, or in its discretion may hold such foreign currency uninvested and without liability for interest thereon for the respective accounts of, the Owners entitled to receive the same.

If any such conversion of foreign currency, in whole or in part, cannot be effected for distribution to some of the Owners entitled thereto, the Depositary may in its discretion make such conversion and distribution in Dollars to the extent permissible to the Owners entitled thereto and may distribute the balance of the foreign currency received by the Depositary to, or hold such balance uninvested and without liability for interest thereon for the respective accounts of, the Owners entitled thereto.

4.6

Fixing of Record Date

Whenever any cash dividend or other cash distribution shall become payable or any distribution other than cash shall be made, or whenever rights shall be issued with respect to the Deposited Securities, or whenever for any reason the Depositary causes a change in the number of Shares that are represented by each American Depositary Share, or whenever the Depositary shall find it necessary or convenient, the Depositary shall fix a record date (and to the extent practical, the Depositary shall attempt to fix such record date on the same date as the comparable record date fixed by the Company, unless previously requested otherwise by the Company) (a) for the determination of the Owners who shall be (i) entitled to receive such dividend, distribution or rights or the net proceeds of the sale thereof or (ii) entitled to give instructions for the exercise of voting rights at any such meeting, or (b) on or after which each American Depositary Share will represent the changed number of Shares.  Subject to the provisions of Sections 4.1 through 4.5 and to the other terms and conditions of this Deposit Agreement, the Owners on such record date shall be entitled, as the case may be, to receive the amount distributable by the Depositary with respect to such dividend or other distribution or such rights or the net proceeds of sale thereof in proportion to the number of American Depositary Shares held by them respectively and to give voting instructions and to act in respect of any other such matter.

4.7

Voting of Deposited Securities

(A)

Upon receipt of notice of any meeting of holders of Shares or other Deposited Securities, and upon receipt of a Voting Opinion (where requested by the Depositary pursuant to Section 4.7(G)), if requested in writing by the Company, the Depositary will, as soon as practicable thereafter, mail to all Owners a notice containing (i) the information included in such notice of meeting received by the Depositary from the Company, (ii) a statement that the Owners as of the close of business on the specified record date established by the Depositary will be entitled (subject to any applicable provision of Polish law, the Deposited Securities or the Statutes of the Company, and to receipt by the Depositary of an Ownership Certificate (as defined below)) to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the amount of Shares or other Deposited Securities represented by their respective American Depositary Shares and (iii) a statement as to the manner in which such instructions may be given, including an express indication that such instructions may be given (or deemed given in accordance with sub-paragraph 4.7 (A)(3) below, if either an instruction in blank or discretionary form, or no instruction, is received) to the Depositary to vote or cause to be voted Shares or other Deposited Securities represented by American Depositary Shares in accordance with any recommendation of the Management Board of the Company with respect to a particular resolution or other matter submitted to such vote.  “Ownership Certificate” means a certificate provided by or on behalf of the beneficial owner of the relevant American Depositary Shares certifying (i) the number of voting securities of the Company held by such beneficial owner directly in the form of Shares and indirectly in the form of American Depositary Shares or GDRs, and (ii) that such beneficial owner has complied with the provisions of Section 3.4 of this Depositary Agreement in the case of American Depositary Shares, or Condition 25 of the Terms and Conditions of the GDRs in the case of GDRs, at the time of the acquisition of Shares, American Depositary Shares and GDRs then held by such beneficial owner.  In addition, the Depositary shall deliver or procure delivery to the Company of a deposit certificate in respect of the Deposited Shares not less than seven days prior to the date of the General Meeting (or such date as may be required in the Statutes or pursuant to Polish law).  Subject to paragraph (C) below, the Depositary shall vote or cause to be voted Shares or other Deposited Securities in accordance with sub-paragraphs (1), (2) or (3) below:

(1)  Upon the written request of a Owner on a record date, received on or before the date established by the Depositary for such purpose, the Depositary shall endeavor, (insofar as is reasonably practicable and (where appropriate) to the extent advised in the Voting Opinion that such action is permitted under applicable Polish law and the Statutes of the Company), to vote or cause to be voted the amount of Shares or other Deposited Securities represented by the American Depositary Shares of such Owner in accordance with the non-discretionary voting instructions set forth in such request.  Except to the extent indicated in paragraph (2) or (3) below, the Depositary shall not vote or attempt to exercise the right to vote that attaches to the Shares or other Deposited Securities, other than in accordance with such instructions.

(2)  If the Depositary determines that it is not reasonably practicable or (where appropriate) is advised in the Voting Opinion that it is not permissible under applicable Polish law or the Statutes of the Company to vote or cause to be voted some Shares or other Deposited Securities represented by American Depositary Shares in favor of a resolution, and other Shares or Deposited Securities against such resolution, in accordance with sub-paragraph (1) of (A) above, the Depositary may, if the Voting Opinion confirms it to be practicable and permissible under Polish law, (i) calculate from the non-discretionary voting instructions that it has received from all Owners (x) the aggregate number of votes in favor of a particular resolution or other matter submitted to such vote and (y) the aggregate number of votes opposed to such resolution or other matter, and (ii) cast or cause to be cast in favor of or opposed to such resolution or other matter the number of votes representing the net, positive difference between such aggregate number of votes in favor of such resolution or other matter and such aggregate number of votes opposed to such resolution or other matter.

(3)  If either (i) the Depositary is advised in the Voting Opinion that it is not permissible under applicable Polish law or the Statutes of the Company to vote or cause to be voted Shares represented by American Depositary Shares in accordance with sub-paragraphs (1) or (2) of (A) above with respect to a particular resolution or other matter submitted to such vote, or (ii) an instruction in blank (or discretionary form) or no voting instruction is received by the Depositary from a Owner with respect to any of the Shares or other Deposited Securities represented by such Owner’s American Depositary Shares or GDRs with respect to a particular resolution or other matter submitted to a vote of such Shares or other Deposited Securities on or before the date established by the Depositary for such purpose, the Depositary shall deem such Owner to have instructed the Depositary to vote such Shares or other Deposited Securities, or to cause such Shares or other Deposited Securities to be voted with respect to the particular resolution or other matter submitted to such vote in accordance with any recommendation of the Management Board of the Company, and accordingly the Depositary shall vote or cause to be voted such Shares or other Deposited Securities in accordance with any recommendation of the Management Board of the Company with respect to the particular resolution or other matter submitted to such vote; or give a discretionary proxy to vote the relevant Shares or Deposited Securities in favor of such person as the Management Board of the Company may specify (which person may not be a member of the Management Board or an employee of the Company); provided, however, that no such instruction shall be deemed given by an Owner and no such discretionary proxy shall be given by the Depositary with respect to any matter as to which the Company informs the Depositary (and the Company agrees to provide such information as promptly as practicable in writing) that (i) the Management Board is aware of substantial opposition or (ii) such matter materially and adversely affects the rights of holders of Shares or Deposited Securities and, in any such case, the Depositary shall not participate in voting. The Management Board will not issue recommendation in any of the following matters: (i) granting consent for a Management Board member being involved in competing businesses or participating in competing companies; (ii) the adopting of any resolution relating in any manner to members of the Company’s Supervisory Board, including appointment, dismissal, suspension from their functions, and the establishment of their remuneration; (iii) the adoption of any decisions regarding claims for redress of injury caused at the time of the establishment of the Company and/or injury caused while exercising supervisory and/or managerial role; (iv) the adoption of any decisions with respect to agreements between the Company or the Company’s subsidiaries and a Management Board member; (v) the establishing of the remuneration of the Management Board members (in case of an amendment of the Company’s Statute); (vi) the appointment, dismissal and/or suspension of Management Board members from their functions (in case of an amendment of the Company’s Statute); (vii) the appointment of a Management Board member as proxy for a shareholders’ meeting; (viii) reviewing and approving the Management Board’s report on the operations of the Company and the financial statement for the previous financial year; (ix) discharging the members of the Management Board and the members of the Supervisory Board from performance of their respective duties in such capacity; (x) granting consent for the purchasing of the Company's shares in order for such shares to be offered for purchase by Management Board and/or Supervisory Board members; (xi) granting consent for the members of the Management Board or the Supervisory Board and any other employees of the Company subscribing for the Company’s shares or other securities issued by Company; (xii) the settling of any matters where there is a conflict of interest between Company and any Management Board member, his spouse, blood relatives and relatives by marriage up to the second degree and any persons with whom he is in a personal relationship.; (xiii) the adopting of any resolution(s) relating in any manner to delegation by members of the Company’s Supervisory Board of any of their duties as members of the Management Board; or (xiv) the adopting of any resolution on the removal from the agenda of the shareholders’ meeting of the Company of any matters set forth in Section 4.7(A) (3) items (i) to (xiii) hereof.

(B)

The Company agrees to notify the Depositary promptly of any increase or decrease in the outstanding equity capital of the Company, and in any event within 2 days of such increase or decrease taking effect under Polish law, specifying the amount of such increase or decrease, the new size of outstanding equity capital of the Company following such change, and the date such change is effective under Polish law.   Upon receipt of a written request of an Owner or Owners holding Receipts representing Shares, where the Depositary is satisfied that such Shares equal or exceed 10% of the outstanding equity capital of the Company (calculated by dividing the number of Shares represented by the American Depositary Shares of the requesting Owner or Owners by the latest number provided by the Company pursuant to the foregoing as the outstanding equity capital of the Company), and to the extent it is advised in the Voting Opinion (where requested by the Depositary pursuant to Section 4.7(G)) that such action is permitted under applicable Polish law and the Statutes of the Company, the Depositary shall request the Management Board of the Company to call a meeting of holders of Shares as provided in Article 400 of the Polish Commercial Code (or any successor provision) and, to the extent all requests made by Owner or Owners holding Receipts representing Shares in a number equal or exceeding 10% of the outstanding equity capital of the Company unanimously require the inclusion of a specific item or items in the agenda of such meeting and (where appropriate) to the extent it is advised in the Voting Opinion that such action is permitted under applicable Polish law and the Statutes of the Company, the Depositary shall request the Company to include such item or items in the agenda of such meeting.  Any expense incurred by the Depositary in taking action pursuant to this Section, including the obtaining of any relevant legal opinion, shall be for the account of the relevant Owner or Owners making the request hereunder.  In no event will the Depositary attend any shareholders’ meeting on behalf of any Receipt Owner or holder of Shares, or take any other action in relation to such meetings other than as specified in this Section.  For the avoidance of doubt, no Receipt Owner is entitled to attend a shareholders’ meeting until it has become a direct holder of Shares by withdrawing the Shares represented by its Receipt from the facility, and there is no guarantee that this mechanism will in all circumstances result in the holding of a shareholders’ meeting or the inclusion of any specific item on the agenda of such a meeting.

(C)

Notwithstanding any other provision hereof or of the GDR Deposit Agreement, no Owner (other than a clearing system or its nominee) or beneficial owner (other than the Polish State Treasury and Nafta Polska S.A.) eligible to vote at the shareholders’ meeting of the Company can instruct the Depositary to exercise any voting rights on behalf of such Owner or beneficial owner to the extent that such exercise would result in such Owner or beneficial owner exercising directly or indirectly more than the maximum number of the total votes of the Company specified in the Statute.  The Depositary will not act on any voting instruction unless the relevant Owner (other than a clearing system or its nominee) or holder of Receipts or GDRs provides an Ownership Certificate which certifies compliance by such Owner or holder with the provisions of this Section 4.7.

(D)

Notwithstanding any other provision hereof or of the GDR Deposit Agreement, no Owner (other than a clearing system or its nominee) or beneficial owner owning, in the aggregate, more than 33% or 66% of the total voting equity securities of the Company, directly in the form of Shares or indirectly in the form of Receipts or GDRs, shall instruct the Depositary to exercise any voting rights on behalf of such Owner or beneficial owner unless such Owner or beneficial owner certifies in its Ownership Certificate that it has complied with the provisions of Articles 73 and 74 of Polish Act on Public Offerings (as defined in the Deposit Agreement) (or any successor provision) and made a bid for the remaining voting equity securities of the Company as set out therein.

(E)

Notwithstanding any other provision hereof or of the GDR Deposit Agreement, no Owner (other than a clearing system or its nominee) or beneficial owner which acquires such number of shares in the Company that causes the increase in total voting equity securities of the Company, directly in the form of Shares or indirectly in the form of Receipts or GDRs, by more than (i) 10% of the total number votes at the shareholders’ meeting of the Company over a period shorter than 60 days (for an Owner, other than a clearing system or its nominee, or beneficial owner whose share in the total number votes at the shareholders’ meeting of the Company is less than 33%) or (ii) 5% of the total number votes at the shareholders’ meeting of the Company over a period shorter than 12 months (for an Owner, other than a clearing system or its nominee, or beneficial owner whose share in the total number votes at the shareholders’ meeting is 33% or more) shall instruct the Depositary to exercise any voting rights on behalf of such Owner or beneficial owner unless such Owner or beneficial owner certifies in its Ownership Certificate that it has complied with the provisions of Article 72 of the Polish Act on Public Offerings (or any successor provision) and made a bid for the remaining voting equity securities of the Company as set out therein.

(F)

Notwithstanding any other provision hereof or of the GDR Deposit Agreement, no Owner (other than a clearing system or its nominee) or beneficial owner shall instruct the Depositary to exercise voting rights on behalf of such Owner or beneficial owner unless such Owner or beneficial owner certifies in its Ownership Certificate that it has complied with the provisions of Section 3.4 at the time of its acquisition of Shares and Receipts then held by such Owner or beneficial owner.

(G)

If the Depositary determines that it is not reasonably practicable or (where appropriate) is advised in the Voting Opinion that it is not permissible under applicable Polish law or the Statutes of the Company to vote or act in accordance with sub-paragraphs (A)(1), (2)  or (3) or (B) hereof, then it shall not vote, act or attempt to exercise the rights to vote that attach to the Shares or other Deposited Securities.  Prior to acting or refraining from acting as described herein, the Depositary shall be entitled to receive a legal opinion from internal legal counsel in Poland to the Company confirming that it is permitted under Polish law to exercise votes or act in accordance with sub-paragraphs (A)(1), (2) or (3) or (B) hereof (the “Voting Opinion”).  The Depositary shall have no liability for any action taken or not taken, including with respect to any vote, provided that such action was taken or not taken by the Depositary in good faith and without negligence or willful default. In the absence of a legal opinion (where such opinion has been requested by the Depositary), the Depositary shall not take any action or exercise any voting rights and shall have no liability to the Company or any Owner for any action taken or not taken, as the case may be.

(H)

The Depositary will not (i) demand the implementation of block voting procedures or (ii) exercise any right to select a specified number of members to the Supervisory Board of the Company, which in either case may arise under Polish law in respect of the Deposited Shares.  The Depositary may, however, exercise block voting rights arising under Polish law if another shareholder of the Company has demanded that block voting procedures under Polish law be implemented.

(I)

Prior to the date on which the Deposited Securities are actually delivered to the Custodian, Owners and beneficial owners of the American Depositary Shares will not be entitled to instruct the Depositary to exercise on their behalf any voting or other rights as shareholders of the Company and the Depositary will not be entitled to exercise voting or other rights as a shareholder of the Company.

There can be no assurance that Owners generally or any Owner in particular will receive the notice described in the preceding paragraph sufficiently prior to the Instruction Date to ensure that the Depositary will vote the Shares or Deposited Securities in accordance with the provisions set forth in the preceding paragraph.

4.8

Changes Affecting Deposited Securities

In circumstances where the provisions of Section 4.3 do not apply, upon any change in nominal value, change in par value, split-up, consolidation or any other reclassification of Deposited Securities, or upon any recapitalization, reorganization, merger or consolidation or sale of assets affecting the Company or to which it is a party, any securities which shall be received by the Depositary or a Custodian in exchange for or in conversion of or in respect of Deposited Securities, shall be treated as new Deposited Securities under this Deposit Agreement, and American Depositary Shares shall thenceforth represent, in addition to the existing Deposited Securities, the right to receive the new Deposited Securities so received in exchange or conversion, unless additional Receipts are delivered pursuant to the following sentence.  In any such case the Depositary may, and shall if the Company shall so request, execute and deliver additional Receipts as in the case of a dividend in Shares, or call for the surrender of outstanding Receipts to be exchanged for new Receipts specifically describing such new Deposited Securities.

4.9

Reports

The Depositary shall make available for inspection by Owners at its Corporate Trust Office any reports and communications, including any proxy soliciting material, received from the Company which are both (a) received by the Depositary as the holder of the Deposited Securities and (b) made generally available to the holders of such Deposited Securities by the Company.  The Depositary shall also send to the Owners copies of such reports when furnished by the Company pursuant to Section 5.6.  Any such reports and communications, including any such proxy soliciting material, furnished to the Depositary by the Company shall be furnished in English, to the extent such materials are required to be translated into English pursuant to any regulations of the Commission.

4.10

Lists of Owners

Promptly upon request by the Company, the Depositary shall, at the expense of the Company, furnish to it a list, as of a recent date, of the names, addresses and holdings of American Depositary Shares by all persons in whose names Receipts are registered on the books of the Depositary.

4.11

Withholding

In the event that the Depositary determines that any distribution in property (including Shares and rights to subscribe therefor) is subject to any tax or other governmental charge which the Depositary is obligated to withhold, the Depositary may by public or private sale dispose of all or a portion of such property (including Shares and rights to subscribe therefor) in such amounts and in such manner as the Depositary deems necessary and practicable to pay any such taxes or charges and the Depositary shall distribute the net proceeds of any such sale after deduction of such taxes or charges to the Owners entitled thereto in proportion to the number of American Depositary Shares held by them respectively.

5.

THE DEPOSITARY, THE CUSTODIANS AND THE COMPANY

5.1

Maintenance of Office and Transfer Books by the Depositary

Until termination of this Deposit Agreement in accordance with its terms, the Depositary shall maintain in the Borough of Manhattan, The City of New York, facilities for the execution and delivery, registration, registration of transfers and surrender of Receipts in accordance with the provisions of this Deposit Agreement.

The Depositary shall keep books at its Corporate Trust Office for the registration of Receipts and transfers of Receipts which at all reasonable times shall be open for inspection by the Owners, provided that such inspection shall not be for the purpose of communicating with Owners in the interest of a business or object other than the business of the Company or a matter related to this Deposit Agreement or the Receipts.

The Depositary may close the transfer books, at any time or from time to time, when deemed expedient by it in connection with the performance of its duties hereunder.

If any Receipts or the American Depositary Shares evidenced thereby are listed on one or more stock exchanges in the United States, the Depositary shall act as Registrar or appoint a Registrar or one or more co-registrars for registry of such Receipts in accordance with any requirements of such exchange or exchanges.

5.2

Prevention or Delay in Performance by the Depositary or the Company

Neither the Depositary nor the Company nor any of their respective directors, employees, agents or affiliates shall incur any liability to any Owner or holder of any Receipt, if by reason of any provision of any present or future law or regulation of the United States or any other country, or of any governmental or regulatory authority or stock exchange, or by reason of any provision, present or future, of the Statutes of the Company, or by reason of any provision of any securities issued or distributed by the Company, or any offering or distribution thereof, or by reason of any act of God or war or other circumstances beyond its control, the Depositary or the Company shall be prevented, delayed or forbidden from, or be subject to any civil or criminal penalty on account of, doing or performing any act or thing which by the terms of this Deposit Agreement or the Deposited Securities it is provided shall be done or performed; nor shall the Depositary or the Company or any of their respective directors, employees, agents or affiliates incur any liability to any Owner or holder of any Receipt by reason of any nonperformance or delay, caused as aforesaid, in the performance of any act or thing which by the terms of this Deposit Agreement it is provided shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in this Deposit Agreement.  Where, by the terms of a distribution pursuant to Sections 4.1, 4.2, or 4.3 of the Deposit Agreement, or an offering or distribution pursuant to Section 4.4 of the Deposit Agreement, or for any other reason, such distribution or offering may not be made available to Owners, and the Depositary may not dispose of such distribution or offering on behalf of such Owners and make the net proceeds available to such Owners, then the Depositary shall not make such distribution or offering, and shall allow any rights, if applicable, to lapse.

5.3

Obligations of the Depositary, the Custodian and the Company

The Company assumes no obligation nor shall it be subject to any liability under this Deposit Agreement to Owners or holders of Receipts, except that it agrees to perform its obligations specifically set forth in this Deposit Agreement without negligence or bad faith.

The Depositary assumes no obligation nor shall it be subject to any liability under this Deposit Agreement to any Owner or holder of any Receipt (including, without limitation, liability with respect to the validity or worth of the Deposited Securities), except that it agrees to perform its obligations specifically set forth in this Deposit Agreement without negligence or bad faith.

Neither the Depositary nor the Company shall be under any obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any Deposited Securities or in respect of the Receipts, which in its opinion may involve it in expense or liability, unless indemnity satisfactory to it against all expense and liability shall be furnished as often as may be required, and the Custodian shall not be under any obligation whatsoever with respect to such proceedings, the responsibility of the Custodian being solely to the Depositary.

Neither the Depositary nor the Company shall be liable for any action or nonaction by it in reliance upon the advice of or information from legal counsel, accountants, any person presenting Shares for deposit, any Owner or any other person believed by it in good faith to be competent to give such advice or information.

The Depositary shall not be liable for any acts or omissions made by a successor depositary whether in connection with a previous act or omission of the Depositary or in connection with any matter arising wholly after the removal or resignation of the Depositary, provided that in connection with the issue out of which such potential liability arises the Depositary performed its obligations without negligence or bad faith while it acted as Depositary.

The Depositary shall not be responsible for any failure to carry out any instructions to vote any of the Deposited Securities, or for the manner in which any such vote is cast or the effect of any such vote, provided that any such action or nonaction is in good faith.

No disclaimer of liability under the Securities Act of 1933 is intended by any provision of this Deposit Agreement.

5.4

Resignation and Removal of the Depositary

The Depositary may at any time resign as Depositary hereunder by written notice of its election so to do delivered to the Company, such resignation to take effect upon the appointment of a successor depositary and its acceptance of such appointment as hereinafter provided.

The Depositary may be removed by the Company with at least 90 days prior written notice of such removal, to become effective upon the latest of (a) the 90th day after delivery of the notice to the depositary or (b) the grant of such approvals as may be necessary to comply with applicable laws (including if applicable the approval of such successor depositary by the Polish Commission) and with the Statutes of the Company for the transfer of the Deposited Securities to such successor depositary and (c) the acceptance of such appointment to act in accordance with the terms hereof, by that successor depositary.

Upon the termination of the appointment or resignation of the Depositary and against payment of all fees and expenses due to the Depositary from the Company under this Agreement, the Depositary shall deliver to its successor depositary sufficient information and records to enable such successor efficiently to perform its obligations under this Agreement and shall deliver and pay to such successor depositary all property and cash held by it under this Agreement.  Upon the date when such termination of appointment or resignation takes effect, the Custodian shall be deemed to be the Custodian thereunder for such successor depositary and shall hold the Deposited Property for such successor depositary, and the Depositary shall thereafter have no obligation hereunder other than liabilities accrued prior to the termination of appointment or resignation or liabilities stipulated in any relevant laws or regulations.

In case at any time the Depositary acting hereunder shall resign or be removed, the Company shall use its best efforts to appoint a successor depositary, which shall be a bank or trust company having an office in the Borough of Manhattan, The City of New York.  Every successor depositary shall execute and deliver to its predecessor and to the Company an instrument in writing accepting its appointment hereunder, and thereupon such successor depositary, without any further act or deed, shall become fully vested with all the rights, powers, duties and obligations of its predecessor; but such predecessor, nevertheless, upon payment of all sums due it and on the written request of the Company shall execute and deliver an instrument transferring to such successor all rights and powers of such predecessor hereunder, shall duly assign, transfer and deliver all right, title and interest in the Deposited Securities to such successor, and shall deliver to such successor a list of the Owners of all outstanding Receipts.  Any such successor depositary shall promptly mail notice of its appointment to the Owners.

Any corporation into or with which the Depositary may be merged or consolidated shall be the successor of the Depositary without the execution or filing of any document or any further act. In the event of any merger, take-over, consolidation or other reorganization of The Bank of New York Mellon such that The Bank of New York Mellon ceases to exist and is replaced by a successor entity, such successor entity will be deemed at the date of such succession to have entered into an agreement with the Company in substantially the same terms as this Agreement and on the basis that the Company and such successor entity agree that the successor entity succeeds to all outstanding rights and obligations of the Depositary under this Agreement.

5.5

The Custodians

The Custodian shall be subject at all times and in all respects to the directions of the Depositary and shall be responsible solely to it.  Any Custodian may resign and be discharged from its duties hereunder by notice of such resignation delivered to the Depositary at least thirty (30) days prior to the date on which such resignation is to become effective.  If upon such resignation there shall be no Custodian acting hereunder, the Depositary shall, promptly after receiving such notice, appoint a substitute custodian or custodians, each of which shall thereafter be a Custodian hereunder.  Whenever the Depositary in its discretion determines that it is in the best interest of the Owners to do so, it may appoint substitute or additional custodian or custodians, which shall thereafter be one of the Custodians hereunder.  Upon demand of the Depositary any Custodian shall deliver such of the Deposited Securities held by it as are requested of it to any other Custodian or such substitute or additional custodian or custodians.  Each such substitute or additional custodian shall deliver to the Depositary, forthwith upon its appointment, an acceptance of such appointment satisfactory in form and substance to the Depositary.

Upon the appointment of any successor depositary hereunder, each Custodian then acting hereunder shall forthwith become, without any further act or writing, the agent hereunder of such successor depositary and the appointment of such successor depositary shall in no way impair the authority of each Custodian hereunder; but the successor depositary so appointed shall, nevertheless, on the written request of any Custodian, execute and deliver to such Custodian all such instruments as may be proper to give to such Custodian full and complete power and authority as agent hereunder of such successor depositary.

5.6

Notices and Reports

On or before the first date on which the Company gives notice, by publication or otherwise, of any meeting of holders of Shares or other Deposited Securities, or of any adjourned meeting of such holders, or of the taking of any action in respect of any cash or other distributions or the offering of any rights, the Company agrees to transmit to the Depositary and the Custodian a copy of the notice thereof in the form given or to be given to holders of Shares or other Deposited Securities.

The Company will arrange for the translation into English, if not already in English, to the extent required pursuant to any regulations of the Commission, and the prompt transmittal by the Company to the Depositary and the Custodian of such notices and any other reports and communications which are made generally available by the Company to holders of its Shares.  If requested in writing by the Company, the Depositary will arrange for the mailing, at the Company’s expense, of copies of such notices, reports and communications to all Owners.  The Company will timely provide the Depositary with the quantity of such notices, reports, and communications, as requested by the Depositary from time to time, in order for the Depositary to effect such mailings.

The Company represents that as of the date of this Deposit Agreement as amended from time to time, the statements in Article 11 of the Receipt with respect to the exemption from registration under Rule 12g3-2(b) are true and correct.  The Company agrees to promptly notify the Depositary and all Owners in the event of any change in the truth of any such statements.

5.7

Distribution of Additional Shares, Rights, etc.

The Company agrees that in the event of any issuance or distribution of (1) additional Shares, (2) rights to subscribe for Shares, (3) securities convertible into Shares, or (4) rights to subscribe for such securities, (each a “Distribution”) the Company will promptly furnish to the Depositary a written opinion from U.S. counsel for the Company, which counsel shall be satisfactory to the Depositary, stating whether or not the Distribution requires a Registration Statement under the Securities Act of 1933 to be in effect prior to making such Distribution available to Owners entitled thereto.  If in the opinion of such counsel a Registration Statement is required, such counsel shall furnish to the Depositary a written opinion as to whether or not there is a Registration Statement in effect which will cover such Distribution.

The Company agrees with the Depositary that neither the Company nor any company controlled by, controlling or under common control with the Company will at any time deposit any Shares, either originally issued or previously issued and reacquired by the Company or any such affiliate, unless a Registration Statement is in effect as to such Shares under the Securities Act of 1933.

5.8

Indemnification

The Company agrees to indemnify the Depositary, its directors, employees, agents and affiliates and any Custodian against, and hold each of them harmless from, any liability or expense (including, but not limited to, the fees and expenses of counsel) which may arise out of any registration with the Commission of Receipts, American Depositary Shares or Deposited Securities or the offer or sale thereof in the United States or out of acts performed or omitted, in accordance with the provisions of this Deposit Agreement and of the Receipts, as the same may be amended, modified or supplemented from time to time, (i) by either the Depositary or a Custodian or their respective directors, employees, agents and affiliates, except for any liability or expense arising out of the negligence or bad faith of either of them, or (ii) by the Company or any of its directors, employees, agents and affiliates.

The indemnities contained in the preceding paragraph shall not extend to any liability or expense which arises solely and exclusively out of a Pre-Release (as defined in Section 2.09) of a Receipt or Receipts in accordance with Section 2.09 and which would not otherwise have arisen had such Receipt or Receipts not been the subject of a Pre-Release pursuant to Section 2.09; provided, however, that the indemnities provided in the preceding paragraph shall apply to any such liability or expense (i) to the extent that such liability or expense would have arisen had a Receipt or Receipts not been the subject of a Pre-Release, or (ii) which may arise out of any misstatement or alleged misstatement or omission or alleged omission in any registration statement, proxy statement, prospectus (or placement memorandum), or preliminary prospectus (or preliminary placement memorandum), relating to the offer of sale of American Depositary Shares, except to the extent any such liability or expense arises out of (a) information relating to the Depositary or any Custodian (other than the Company), as applicable, furnished in writing and not materially changed or altered by the Company expressly for use in any of the foregoing documents, or, (b) if such information is provided, the failure to state a material fact necessary to make the information provided not misleading.

The Depositary agrees to indemnify the Company, its directors, employees, agents and affiliates and hold them harmless from any liability or expense which may arise out of acts performed or omitted by the Depositary or its Custodian or their respective directors, employees, agents and affiliates due to their negligence or bad faith.

5.9

Charges of Depositary

The Company agrees to pay the fees, reasonable expenses and out-of-pocket charges of the Depositary and those of any Registrar only in accordance with agreements in writing entered into between the Depositary and the Company from time to time.  The Depositary shall present its statement for such charges and expenses to the Company once every three (3) months.  The charges and expenses of the Custodian are for the sole account of the Depositary.

The following charges shall be incurred by any party depositing or withdrawing Shares or by any party surrendering Receipts or to whom Receipts are issued (including, without limitation, issuance pursuant to a stock dividend or stock split declared by the Company or an exchange regarding the Receipts or Deposited Securities or a distribution of Receipts pursuant to Section 4.3), whichever applicable:  (1) taxes and other governmental charges, (2) such registration fees as may from time to time be in effect for the registration of transfers of Shares generally on the Share register of the Company or Foreign Registrar and applicable to transfers of Shares to the name of the Depositary or its nominee or the Custodian or its nominee on the making of deposits or withdrawals hereunder, (3) such cable, telex and facsimile transmission expenses as are expressly provided in this Deposit Agreement, (4) such expenses as are incurred by the Depositary in the conversion of foreign currency pursuant to Section 4.5, (5) a fee of $5.00 or less per 100 American Depositary Shares (or portion thereof) for the execution and delivery of Receipts pursuant to Sections 2.3, 4.3 or 4.4, and the surrender of Receipts pursuant to Sections 2.5 or 6.2, (6) a fee of $0.02 or less per American Depositary Share (or portion thereof) for any cash distribution made pursuant to the Deposit Agreement including but not limited to Sections 4.1 through 4.4 hereof, and (7) a fee of $1.50 or less per certificate for a Receipt or Receipts for transfers made pursuant to Section 2.4, (8) a fee for the distribution of securities pursuant to Section 4.2, such fee being in an amount equal to the fee for the execution and delivery of American Depositary Shares referred to above which would have been charged as a result of the deposit of such securities (for purposes of this clause (8) treating all such securities as if they were Shares), but which securities are instead distributed by the Depositary to Owners and (9) any other charge payable by the Depositary, any of the Depositary’s agents, including the Custodian, or the agents of the Depositary’s agents in connection with the servicing of Shares or other Deposited Securities (which charge shall be assessed against Owners of record as of the date or dates set by the Depositary in accordance with Section 4.06 and shall be collected at the sole discretion of the Depositary by billing such Owners for such charge or by deducting such charge from one or more cash dividends or other cash distributions).

The Depositary, subject to Section 2.9 hereof, may own and deal in any class of securities of the Company and its affiliates and in Receipts.

5.10

Retention of Depositary Documents

The Depositary is authorized to destroy those documents, records, bills and other data compiled during the term of this Deposit Agreement at the times permitted by the laws or regulations governing the Depositary unless the Company requests that such papers be retained for a longer period or turned over to the Company or to a successor depositary.

5.11

Exclusivity

The Company agrees not to appoint any other depositary for issuance of American Depositary Receipts so long as The Bank of New York Mellon is acting as Depositary hereunder.

5.12

List of Restricted Securities Owners

From time to time, the Company shall provide to the Depositary a list setting forth, to the actual knowledge of the Company, those persons or entities who beneficially own Restricted Securities and the Company shall update that list on a regular basis.  The Company agrees to advise in writing each of the persons or entities so listed that such Restricted Securities are ineligible for deposit hereunder.  The Depositary may rely on such a list or update but shall not be liable for any action or omission made in reliance thereon.

6.

AMENDMENT AND TERMINATION

6.1

Amendment

The form of the Receipts and any provisions of this Deposit Agreement may at any time and from time to time be amended by agreement between the Company and the Depositary without the consent of Owners or holders of Receipts in any respect which they may deem necessary or desirable.  Any amendment which shall impose or increase any fees or charges (other than taxes and other governmental charges, registration fees, cable, telex or facsimile transmission costs, delivery costs or other such expenses), or which shall otherwise prejudice any substantial existing right of Owners, shall, however, not become effective as to outstanding Receipts until the expiration of thirty (30) days after notice of such amendment shall have been given to the Owners of outstanding Receipts.  Every Owner at the time any amendment so becomes effective shall be deemed, by continuing to hold such Receipt, to consent and agree to such amendment and to be bound by the Deposit Agreement as amended thereby.  In no event shall any amendment impair the right of the Owner of any Receipt to surrender such Receipt and receive therefor the Deposited Securities represented thereby, except in order to comply with mandatory provisions of applicable law.

6.2

Termination

The Depositary shall at any time at the direction of the Company, terminate this Deposit Agreement by mailing notice of such termination to the Owners of all Receipts then outstanding at least ninety (90) days prior to the date fixed in such notice for such termination.  The Depositary may likewise terminate this Deposit Agreement by mailing notice of such termination to the Company and the Owners of all Receipts then outstanding if at any time ninety (90) days shall have expired after the Depositary shall have delivered to the Company a written notice of its election to resign and a successor depositary shall not have been appointed and accepted its appointment as provided in Section 5.4.  On and after the date of termination, the Owner of a Receipt will, upon (a) surrender of such Receipt at the Corporate Trust Office of the Depositary, (b) payment of the fee of the Depositary for the surrender of Receipts referred to in Section 2.5, and (c) payment of any applicable taxes or governmental charges, be entitled to delivery, to him or upon his order, of the amount of Deposited Securities represented by the American Depositary Shares evidenced by such Receipt.  If any Receipts shall remain outstanding after the date of termination, the Depositary thereafter shall discontinue the registration of transfers of Receipts, shall suspend the distribution of dividends to the Owners thereof, and shall not give any further notices or perform any further acts under this Deposit Agreement, except that the Depositary shall continue to collect dividends and other distributions pertaining to Deposited Securities, shall sell rights and other property as provided in this Deposit Agreement, and shall continue to deliver Deposited Securities, together with any dividends or other distributions received with respect thereto and the net proceeds of the sale of any rights or other property, in exchange for Receipts surrendered to the Depositary (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Owner of such Receipt in accordance with the terms and conditions of this Deposit Agreement, and any applicable taxes or governmental charges).  At any time after the expiration of one year from the date of termination, the Depositary may sell the Deposited Securities then held hereunder and may thereafter hold uninvested the net proceeds of any such sale, together with any other cash then held by it hereunder, unsegregated and without liability for interest, for the pro rata benefit of the Owners of Receipts which have not theretofore been surrendered, such Owners thereupon becoming general creditors of the Depositary with respect to such net proceeds.  After making such sale, the Depositary shall be discharged from all obligations under this Deposit Agreement, except to account for such net proceeds and other cash (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Owner of such Receipt in accordance with the terms and conditions of this Deposit Agreement, and any applicable taxes or governmental charges).  Upon the termination of this Deposit Agreement, the Company shall be discharged from all obligations under this Deposit Agreement except for its obligations to the Depositary under Sections 5.8 and 5.9 hereof.

7.

MISCELLANEOUS

7.1

Counterparts

This Deposit Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of such counterparts shall constitute one and the same instrument.  Copies of this Deposit Agreement shall be filed with the Depositary and the Custodians and shall be open to inspection by any holder or Owner of a Receipt during business hours.

7.2

No Third Party Beneficiaries

This Deposit Agreement is for the exclusive benefit of the parties hereto and shall not be deemed to give any legal or equitable right, remedy or claim whatsoever to any other person.

7.3

Severability

In case any one or more of the provisions contained in this Deposit Agreement or in the Receipts should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

7.4

Holders and Owners as Parties; Binding Effect

The holders and Owners of Receipts from time to time shall be parties to this Deposit Agreement and shall be bound by all of the terms and conditions hereof and of the Receipts by acceptance thereof.

7.5

Notices

Any and all notices to be given to the Company shall be deemed to have been duly given if personally delivered or sent by mail or cable, telex or facsimile transmission confirmed by letter, addressed to PKN ORLEN S.A., ul. Chemikow 7, 09-411 Plock, Poland, or any other place to which the Company may have transferred its principal office.

Any and all notices to be given to the Depositary shall be deemed to have been duly given if in English and personally delivered or sent by mail or cable, telex or facsimile transmission confirmed by letter, addressed to The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, Attention:  American Depositary Receipt Administration, or any other place to which the Depositary may have transferred its Corporate Trust Office.

Any and all notices to be given to any Owner shall be deemed to have been duly given if personally delivered or sent by mail or cable, telex or facsimile transmission confirmed by letter, addressed to such Owner at the address of such Owner as it appears on the transfer books for Receipts of the Depositary, or, if such Owner shall have filed with the Depositary a written request that notices intended for such Owner be mailed to some other address, at the address designated in such request.

Delivery of a notice sent by mail or cable, telex or facsimile transmission shall be deemed to be effected at the time when a duly addressed letter containing the same (or a confirmation thereof in the case of a cable, telex or facsimile transmission) is deposited, postage prepaid, in a post-office letter box.  The Depositary or the Company may, however, act upon any cable, telex or facsimile transmission received by it, notwithstanding that such cable, telex or facsimile transmission shall not subsequently be confirmed by letter as aforesaid.

7.6

Arbitration; Settlement of Disputes

(a)

Any controversy, claim or cause of action brought by any party hereto against the Company arising out of or relating to the Shares or other Deposited Securities, the American Depositary Shares, the Receipts or this Deposit Agreement, or the breach hereof or thereof, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof; provided, that in the event of any third-party litigation to which the Depositary is a party and to which the Company may properly be joined, the Company may be so joined in any court in which such litigation is proceeding.

The place of the arbitration shall be The City of New York, State of New York, United States of America, and the language of the arbitration shall be English.

The number of arbitrators shall be three, each of whom shall be disinterested in the dispute or controversy, shall have no connection with any party thereto, and shall be an attorney experienced in international securities transactions.  If a dispute, controversy or cause of action shall involve two parties, each party shall appoint one arbitrator, and the two arbitrators so appointed shall appoint the third arbitrator.  If a dispute, controversy or cause of action shall involve more than two parties, the parties shall attempt to align themselves in two sides (i.e., claimant and respondent), each of which shall appoint one arbitrator as if there were only two parties to such dispute, controversy or cause of action, and the two arbitrators so appointed shall appoint the third arbitrator.  If such alignment and appointment shall not have occurred within twenty (20) calendar days after the initiating party serves the arbitration demand, the American Arbitration Association shall appoint the three arbitrators.  The parties and the American Arbitration Association may appoint from among the nationals of any country, whether or not a party is a national of that country.

The arbitrators shall have no authority to award punitive or other damages not measured by the prevailing party’s actual damages and may not, in any event, make any ruling, finding or award that does not conform to the terms and conditions of this Deposit Agreement.

(b)

Any controversy, claim or cause of action arising out of or relating to the Shares or other Deposited Securities, the American Depositary Shares, the Receipts or this Deposit Agreement not subject to Section (a) above shall be litigated in the Federal or state courts in the Borough of Manhattan in The City of New York.

7.7

Submission to Jurisdiction; Appointment of Agent for Service of Process

The Company hereby (a) irrevocably designates and appoints CT Corporation System, with its office at 111 Eighth Avenue, New York, NY 10011, in the United States of America, as the Company’s authorized agent upon which process may be served in any suit or proceeding arising out of or relating to the Shares or Deposited Securities, the American Depositary Shares, the Receipts or this Deposit Agreement, (b) consents and submits to the jurisdiction of any court in which any such suit or proceeding may be instituted, including, without limitation, the courts named in Section 7.6(b), and (c) agrees that service of process upon said authorized agent shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding.  The Company agrees to deliver, upon the execution and delivery of this Deposit Agreement, a written acceptance by such agent of its appointment as such agent.  The Company further agrees to take any and all action, including the filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment in full force and effect for so long as any American Depositary Shares or Receipts remain outstanding or this Deposit Agreement remains in force.  In the event the Company fails to continue such designation and appointment in full force and effect, the Company hereby waives personal service of process upon it and consents that any such service of process may be made by certified or registered mail, return receipt requested, directed to the Company at its address last specified for notices hereunder, and service so made shall be deemed completed five (5) days after the same shall have been so mailed.

7.8

Governing Law

This Deposit Agreement and the Receipts shall be interpreted and all rights hereunder and thereunder and provisions hereof and thereof shall be governed by the laws of the State of New York.

7.9

Compliance with U.S. Securities Laws

Notwithstanding anything in this Deposit Agreement to the contrary, the Company and the Depositary each agrees that it will not exercise any rights it has under this Deposit Agreement to permit the withdrawal or delivery of Deposited Securities in a manner which would violate the U.S. securities laws, including, but not limited to, Section I.A.(l) of the General Instructions to the Form F-6 Registration Statement, as amended from time to time, under the Securities Act of 1933.

7.10

Waiver of Immunities

To the extent that the Company or any of its properties, assets or revenues may have or may hereafter become entitled to, or have attributed to it, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any respect thereof, from setoff or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution or judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgement, in any jurisdiction in which proceedings may at any time be commenced, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with the Shares or Deposited Securities, the American Depositary Shares, the Receipts or this Deposit Agreement, the Company, to the fullest extent permitted by applicable law, hereby irrevocably, unconditionally and intentionally waives, and agrees not to plead or claim, any such immunity and consents to such relief and enforcement.

-

# –

IN WITNESS WHEREOF, the Company and the Depositary have duly executed this agreement as of the day and year first set forth above and all Owners shall become parties hereto upon acceptance by them of Receipts issued in accordance with the terms hereof.

PKN ORLEN S.A.

By: /s/ Dariusz Jacek Krawiec

Name: Dariusz Jacek Krawiec

Title:   President of the Management Board

By: /s/ Slawomir Jedrzejczyk

Name: Slawomir Jedrzejczyk

Title:   Vice President of the Management Board

THE BANK OF NEW YORK MELLON
as Depositary

By:__________________________

Name:

Title:

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 EXHIBIT A

AMERICAN DEPOSITARY SHARES
(Each American Depositary Share represents Two (2) deposited Shares)

PURSUANT TO THE TERMS OF THE DEPOSIT AGREEMENT, THE DEPOSITARY SHALL NOT ACCEPT FOR SURRENDER ANY NUMBER OF AMERICAN DEPOSITARY SHARES WHICH WOULD REQUIRE THE DELIVERY OF FRACTIONAL SHARES

THE BANK OF NEW YORK MELLON
AMERICAN DEPOSITARY RECEIPT
FOR ORDINARY BEARER SHARES OF
THE PAR VALUE OF Zł1.25 EACH OF
POLSKI KONCERN NAFTOWY ORLEN S.A.
(INCORPORATED UNDER THE LAWS OF POLAND)

The Bank of New York Mellon as depositary (hereinafter called the “Depositary”), hereby certifies that [ ● ], or registered assigns IS THE OWNER OF [ ● ].

AMERICAN DEPOSITARY SHARES

representing deposited ordinary bearer shares, par value Zł 1.25 each, (herein called “Shares”) of PKN ORLEN S.A., incorporated under the laws of Poland (herein called the “Company”).  At the date hereof, each American Depositary Share represents two (2) Shares deposited or subject to deposit under the Deposit Agreement (as such term is hereinafter defined) at the Warsaw, Poland, office of Bank Polska Kasa Opieki S.A. (herein called the “Custodian”).  The Depositary’s Corporate Trust Office is located at a different address than its principal executive office.  Its Corporate Trust Office is located at 101 Barclay Street, New York, New York 10286, and its principal executive office is located at One Wall Street, New York, New York 10286.

THE DEPOSITARY’S CORPORATE TRUST OFFICE ADDRESS IS
101 BARCLAY STREET, NEW YORK, NEW YORK 10286

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1.

The Deposit Agreement

This American Depositary Receipt is one of an issue (herein called “Receipts”), all issued and to be issued upon the terms and conditions set forth in the deposit agreement, as of April 10, 2001, as amended and restated as of ____________________, 2009 (herein called the “Deposit Agreement”), by and among the Company, the Depositary, and all Owners and holders from time to time of Receipts issued thereunder, each of whom by accepting a Receipt agrees to become a party thereto and become bound by all the terms and conditions thereof.  The Deposit Agreement sets forth the rights of Owners and holders of the Receipts and the rights and duties of the Depositary in respect of the Shares deposited thereunder and any and all other securities, property and cash from time to time received in respect of such Shares and held thereunder (such Shares, securities, property, and cash are herein called “Deposited Securities”).  Copies of the Deposit Agreement are on file at the Depositary’s Corporate Trust Office in New York City and at the office of the Custodian.

The statements made on the face and reverse of this Receipt are summaries of certain provisions of the Deposit Agreement and are qualified by and subject to the detailed provisions of the Deposit Agreement, to which reference is hereby made.  Capitalized terms not defined herein shall have the meanings set forth in the Deposit Agreement.

2.

Surrender of Receipts and Withdrawal of Shares

Upon surrender at the Corporate Trust Office of the Depositary of this Receipt, and upon payment of the fee of the Depositary provided in this Receipt, and subject to the terms and conditions of the Deposit Agreement, the Owner hereof is entitled to delivery, to him or upon his order, of the amount of Deposited Securities at the time represented by the American Depositary Shares for which this Receipt is issued.  Delivery of such Deposited Securities may be made by the delivery of (a) certificates in the name of the Owner hereof or as ordered by him or by certificates properly endorsed or accompanied by proper instruments of transfer to such Owner or as ordered by him and (b) any other securities, property and cash to which such Owner is then entitled in respect of this Receipt to such Owner or as ordered by him.  Such delivery will be made at the option of the Owner hereof, either at the office of the Custodian or at the Corporate Trust Office of the Depositary, provided that the forwarding of certificates for Shares or other Deposited Securities for such delivery at the Corporate Trust Office of the Depositary shall be at the risk and expense of the Owner hereof. Notwithstanding any other provision of the Deposit Agreement or this Receipt, the surrender of outstanding Receipts and withdrawal of Deposited Securities may be suspended only for (i) temporary delays caused by closing the transfer books of the Depositary or the Company or the deposit of Shares in connection with voting at a shareholders’ meeting or the payment of dividends, (ii) the payment of fees, taxes and similar charges, and (iii) compliance with any U.S. or foreign laws or governmental regulations relating to the Receipts or to the withdrawal of the Deposited Securities.

3.

Transfers, Split-Ups, and Combinations of Receipts

The transfer of this Receipt is registrable on the books of the Depositary at its Corporate Trust Office by the Owner hereof in person or by a duly authorized attorney, upon surrender of this Receipt properly endorsed for transfer or accompanied by proper instruments of transfer and funds sufficient to pay any applicable transfer taxes and the expenses of the Depositary and upon compliance with such regulations, if any, as the Depositary may establish for such purpose.  This Receipt may be split into other such Receipts, or may be combined with other such Receipts into one Receipt, evidencing the same aggregate number of American Depositary Shares as the Receipt or Receipts surrendered.  As a condition precedent to the execution and delivery, registration of transfer, split-up, combination, or surrender of any Receipt or withdrawal of any Deposited Securities, the Depositary, the Custodian, or Registrar may require payment from the depositor of the Shares or the presentor of the Receipt of a sum sufficient to reimburse it for any tax or other governmental charge and any stock transfer or registration fee with respect thereto (including any such tax or charge and fee with respect to Shares being deposited or withdrawn) and payment of any applicable fees as provided in this Receipt, may require the production of proof satisfactory to it as to the identity and genuineness of any signature and may also require compliance with any regulations the Depositary may establish consistent with the provisions of the Deposit Agreement or this Receipt, including, without limitation, this Article 3.

The delivery of Receipts against deposits of Shares generally or against deposits of particular Shares may be suspended, or the transfer of Receipts in particular instances may be refused, or the registration of transfer of outstanding Receipts generally may be suspended, during any period when the transfer books of the Depositary are closed, or if any such action is deemed necessary or advisable by the Depositary or the Company at any time or from time to time because of any requirement of law or of any government or governmental body or commission, or under any provision of the Deposit Agreement or this Receipt, or for any other reason, subject to Article 22 hereof.  Without limitation of the foregoing, the Depositary shall not knowingly accept for deposit under the Deposit Agreement any Shares required to be registered under the provisions of the Securities Act of 1933, unless a registration statement is in effect as to such Shares.

4.

Liability of Owner for Taxes

If any tax or other governmental charge shall become payable by the Custodian or the Depositary with respect to any Receipt or any Deposited Securities represented hereby, such tax or other governmental charge shall be payable by the Owner hereof to the Depositary.  The Depositary may refuse to effect any transfer of this Receipt or any withdrawal of Deposited Securities represented by American Depositary Shares evidenced by such Receipt until such payment is made, and may withhold any dividends or other distributions, or may sell for the account of the Owner hereof any part or all of the Deposited Securities represented by the American Depositary Shares evidenced by this Receipt, and may apply such dividends or other distributions or the proceeds of any such sale in payment of such tax or other governmental charge and the Owner hereof shall remain liable for any deficiency.

5.

Warranties of Depositors

Every person depositing Shares under the Deposit Agreement shall be deemed thereby to represent and warrant that such Shares and each certificate therefor are validly issued, fully paid, nonassessable, and free of any pre-emptive rights of the holders of outstanding Shares and that the person making such deposit is duly authorized so to do.  Every such person shall also be deemed to represent that the deposit of such Shares and the sale of Receipts evidencing American Depositary Shares representing such Shares by that person are not restricted under the Securities Act of 1933.  Such representations and warranties shall survive the deposit of Shares and issuance of Receipts.

6.

Filing Proofs, Certificates, and Other Information

Any person presenting Shares for deposit or any Owner of a Receipt may be required from time to time to file with the Depositary or the Custodian such proof of citizenship or residence, exchange control approval, or such information relating to the registration on the books of the Company or the Foreign Registrar, if applicable, to execute such certificates and to make such representations and warranties, as the Depositary may deem necessary or proper.  The Depositary may withhold the delivery or registration of transfer of any Receipt or the distribution of any dividend or sale or distribution of rights or of the proceeds thereof or the delivery of any Deposited Securities until such proof or other information is filed or such certificates are executed or such representations and warranties made.  No Share shall be accepted for deposit unless accompanied by evidence satisfactory to the Depositary that any necessary approval has been granted by the governmental body, if any, in Poland which is then performing the function of the regulation of currency exchange.

7.

Charges of Depositary

The Company agrees to pay the fees, reasonable expenses and out-of-pocket charges of the Depositary and those of any Registrar only in accordance with agreements in writing entered into between the Depositary and the Company from time to time.  The Depositary shall present its statement for such charges and expenses to the Company once every three (3) months.  The charges and expenses of the Custodian are for the sole account of the Depositary.

The following charges shall be incurred by any party depositing or withdrawing Shares or by any party surrendering Receipts or to whom Receipts are issued (including, without limitation, issuance pursuant to a stock dividend or stock split declared by the Company or an exchange of stock regarding the Receipts or Deposited Securities or a distribution of Receipts pursuant to Section 4.3 of the Deposit Agreement), whichever applicable:  (1) taxes and other governmental charges, (2) such registration fees as may from time to time be in effect for the registration of transfers of Shares generally on the Share register of the Company or Foreign Registrar and applicable to transfers of Shares to the name of the Depositary or its nominee or the Custodian or its nominee on the making of deposits or withdrawals under the terms of the Deposit Agreement, (3) such cable, telex and facsimile transmission expenses as are expressly provided in the Deposit Agreement, (4) such expenses as are incurred by the Depositary in the conversion of foreign currency pursuant to Section 4.5 of the Deposit Agreement, (5) a fee of $5.00 or less per 100 American Depositary Shares (or portion thereof) for the execution and delivery of Receipts pursuant to Sections 2.3, 4.3 or 4.4, of the Deposit Agreement and the surrender of Receipts pursuant to Sections 2.5 or 6.2 of the Deposit Agreement, (6) a fee of $0.02 or less per American Depositary Share (or portion thereof) for any cash distribution made pursuant to the Deposit Agreement including, but not limited to Sections 4.1 through 4.4 thereof, (7) a fee of $1.50 or less per certificate for a Receipt or Receipts for transfers made pursuant to Section 2.4 of the Deposit Agreement and (8) a fee for the distribution of securities pursuant to Section 4.2 of the Deposit Agreement, such fee being in an amount equal to the fee for the execution and delivery of American Depositary Shares referred to above which would have been charged as a result of the deposit of such securities (for purposes of this clause (8) treating all such securities as if they were Shares), but which securities are instead distributed by the Depositary to Owners and (9) any other charge payable by the Depositary, any of the Depositary’s agents, including the Custodian, or the agents of the Depositary’s agents in connection with the servicing of Shares or other Deposited Securities (which charge shall be assessed against Owners of record as of the date or dates set by the Depositary in accordance with Section 4.06 of the Deposit Agreement and shall be collected at the sole discretion of the Depositary by billing such Owners for such charge or by deducting such charge from one or more cash dividends or other cash distributions).

The Depositary, subject to Article 8 hereof, may own and deal in any class of securities of the Company and its affiliates and in Receipts.

8.

Pre-Release of Receipts

Notwithstanding Section 2.3 of the Deposit Agreement, the Depositary may execute and deliver Receipts prior to the receipt of Shares pursuant to Section 2.2 of the Deposit Agreement (“Pre-Release”).  The Depositary may, pursuant to Section 2.05 of the Deposit Agreement, deliver Shares upon the receipt and cancellation of Receipts which have been Pre-Released, whether or not such cancellation is prior to the termination of such Pre-Release or the Depositary knows that such Receipt has been Pre-Released.  The Depositary may receive Receipts in lieu of Shares in satisfaction of a Pre-Release.  Each Pre-Release will be (a) preceded or accompanied by a written representation from the person to whom Receipts are to be delivered that such person, or its customer, owns the Shares or Receipts to be remitted, as the case may be, (b) at all times fully collateralized with cash or such other collateral as the Depositary deems appropriate, (c) terminable by the Depositary on not more than five (5) business days’ notice, and (d) subject to such further indemnities and credit regulations as the Depositary deems appropriate.  The number of American Depositary Shares which are outstanding at any time as a result of Pre-Releases will not normally exceed thirty percent (30%) of the Shares deposited under the Deposit Agreement; provided, however, that the Depositary reserves the right to change or disregard such limit from time to time as it deems appropriate.

The Depositary may retain for its own account any compensation received by it in connection with the foregoing.

9.

Title to Receipts

It is a condition of this Receipt and every successive holder and Owner of this Receipt by accepting or holding the same consents and agrees, that title to this Receipt when properly endorsed or accompanied by proper instruments of transfer, is transferable by delivery with the same effect as in the case of a negotiable instrument under the laws of New York, provided, however, that the Depositary, notwithstanding any notice to the contrary, may treat the person in whose name this Receipt is registered on the books of the Depositary as the absolute owner hereof for the purpose of determining the person entitled to distribution of dividends or other distributions or to any notice provided for in the Deposit Agreement or for all other purposes.

10.

Validity of Receipt

This Receipt shall not be entitled to any benefits under the Deposit Agreement or be valid or obligatory for any purpose, unless this Receipt shall have been executed by the Depositary by the manual or facsimile signature of a duly authorized signatory of the Depositary and, if a Registrar for the Receipts shall have been appointed, countersigned by the manual or facsimile signature of a duly authorized officer of the Registrar.

11.

Reports; Inspection of Transfer Books

The Company publishes information in English required to maintain the exemption from registration under Rule 12g3-2(b) under the Securities Exchange Act of 1934 on its Internet web site or through an electronic information delivery system generally available to the public in its primary trading market.  The Company's Internet web site address is http://www.orlen.pl.

The Depositary will make available for inspection by Owners of Receipts at its Corporate Trust Office any reports and communications, including any proxy soliciting material, received from the Company which are both (a) received by the Depositary as the holder of the Deposited Securities and (b) made generally available to the holders of such Deposited Securities by the Company.  The Depositary will also send to Owners of Receipts copies of such reports when furnished by the Company pursuant to the Deposit Agreement.  Any such reports and communications, including any such proxy soliciting material, furnished to the Depositary by the Company shall be furnished in English to the extent such materials are required to be translated into English pursuant to any regulations of the Commission.

The Depositary will keep books at its Corporate Trust Office for the registration of Receipts and transfers of Receipts which at all reasonable times shall be open for inspection by the Owners of Receipts provided that such inspection shall not be for the purpose of communicating with Owners of Receipts in the interest of a business or object other than the business of the Company or a matter related to the Deposit Agreement or the Receipts.

12.

Dividends and Distributions

Whenever the Depositary receives any cash dividend or other cash distribution on any Deposited Securities, the Depositary will, if at the time of receipt thereof any amounts received in a foreign currency can in the judgment of the Depositary be converted on a reasonable basis into United States dollars transferable to the United States, and subject to the Deposit Agreement, convert such dividend or distribution into Dollars and will distribute the amount thus received (net of the fees and expenses of the Depositary as provided in the Deposit Agreement) to the Owners of Receipts entitled thereto, provided, however, that in the event that the Company or the Depositary is required to withhold and does withhold from any cash dividend or other cash distribution in respect of any Deposited Securities an amount on account of taxes, the amount distributed to the Owners of the Receipts evidencing American Depositary Shares representing such Deposited Securities shall be reduced accordingly.

Subject to the provisions of Sections 4.11 and 5.9 of the Deposit Agreement, whenever the Depositary receives any distribution other than a distribution described in Sections 4.1, 4.3 or 4.4 of the Deposit Agreement, the Depositary will cause the securities or property received by it to be distributed to the Owners of Receipts entitled thereto, in any manner that the Depositary may deem equitable and practicable for accomplishing such distribution; provided, however, that if in the opinion of the Depositary such distribution cannot be made proportionately among the Owners of Receipts entitled thereto, or if for any other reason the Depositary deems such distribution not to be feasible, the Depositary may adopt such method as it may deem equitable and practicable for the purpose of effecting such distribution, including, but not limited to, the public or private sale of the securities or property thus received, or any part thereof, and the net proceeds of any such sale (net of the fees and expenses of the Depositary as provided in Article 7 hereof and Section 5.9 of the Deposit Agreement) shall be distributed by the Depositary to the Owners of Receipts entitled thereto as in the case of a distribution received in cash.

If any distribution consists of a dividend in, or free distribution of, Shares, the Depositary may and shall if the Company shall so request, distribute to the Owners of outstanding Receipts entitled thereto, additional Receipts evidencing an aggregate number of American Depositary Shares representing the amount of Shares received as such dividend or free distribution subject to the terms and conditions of the Deposit Agreement with respect to the deposit of Shares and the issuance of American Depositary Shares evidenced by Receipts, including the withholding of any tax or other governmental charge as provided in Section 4.11 of the Deposit Agreement and the payment of the fees and expenses of the Depositary as provided in Article 7 hereof and Section 5.9 of the Deposit Agreement.  In lieu of delivering Receipts for fractional American Depositary Shares in any such case, the Depositary will sell the amount of Shares represented by the aggregate of such fractions and distribute the net proceeds, all in the manner and subject to the conditions set forth in the Deposit Agreement.  If additional Receipts are not so distributed, each American Depositary Share shall thenceforth also represent the additional Shares distributed upon the Deposited Securities represented thereby.

In the event that the Depositary determines that any distribution in property (including Shares and rights to subscribe therefor) is subject to any tax or other governmental charge which the Depositary is obligated to withhold, the Depositary may by public or private sale dispose of all or a portion of such property (including Shares and rights to subscribe therefor) in such amounts and in such manner as the Depositary deems necessary and practicable to pay any such taxes or charges, and the Depositary shall distribute the net proceeds of any such sale after deduction of such taxes or charges to the Owners of Receipts entitled thereto.

13.

Rights

In the event that the Company shall offer or cause to be offered to the holders of any Deposited Securities any rights to subscribe for additional Shares or any rights of any other nature, the Depositary shall have discretion as to the procedure to be followed in making such rights available to any Owners or in disposing of such rights on behalf of any Owners and making the net proceeds available to such Owners or, if by the terms of such rights offering or for any other reason, the Depositary may not either make such rights available to any Owners or dispose of such rights and make the net proceeds available to such Owners, then the Depositary shall allow the rights to lapse.  If at the time of the offering of any rights the Depositary determines in its discretion that it is lawful and feasible to make such rights available to all or certain Owners but not to other Owners, the Depositary may distribute to any Owner to whom it determines the distribution to be lawful and feasible, in proportion to the number of American Depositary Shares held by such Owner, warrants or other instruments therefor in such form as it deems appropriate.

In circumstances in which rights would otherwise not be distributed, if an Owner of Receipts requests the distribution of warrants or other instruments in order to exercise the rights allocable to the American Depositary Shares of such Owner hereunder, the Depositary will make such rights available to such Owner upon written notice from the Company to the Depositary that (a) the Company has elected in its sole discretion to permit such rights to be exercised and (b) such Owner has executed such documents as the Company has determined in its sole discretion are reasonably required under applicable law.

If the Depositary has distributed warrants or other instruments for rights to all or certain Owners, then upon instruction from such an Owner pursuant to such warrants or other instruments to the Depositary from such Owner to exercise such rights, upon payment by such Owner to the Depositary for the account of such Owner of an amount equal to the purchase price of the Shares to be received upon the exercise of the rights, and upon payment of the fees and expenses of the Depositary and any other charges as set forth in such warrants or other instruments, the Depositary shall, on behalf of such Owner, exercise the rights and purchase the Shares, and the Company shall cause the Shares so purchased to be delivered to the Depositary on behalf of such Owner.  As agent for such Owner, the Depositary will cause the Shares so purchased to be deposited pursuant to Section 2.2 of the Deposit Agreement, and shall, pursuant to Section 2.3 of the Deposit Agreement, execute and deliver Receipts to such Owner.  In the case of a distribution pursuant to the second paragraph of this Article 13, such Receipts shall be legended in accordance with applicable U.S. laws, and shall be subject to the appropriate restrictions on sale, deposit, cancellation, and transfer under such laws.

If the Depositary determines in its discretion that it is not lawful and feasible to make such rights available to all or certain Owners, it may sell the rights, warrants or other instruments in proportion to the number of American Depositary Shares held by the Owners to whom it has determined it may not lawfully or feasibly make such rights available, and allocate the net proceeds of such sales (net of the fees and expenses of the Depositary as provided in Section 5.9 of the Deposit Agreement and all taxes and governmental charges payable in connection with such rights and subject to the terms and conditions of the Deposit Agreement) for the account of such Owners otherwise entitled to such rights, warrants or other instruments, upon an averaged or other practical basis without regard to any distinctions among such Owners because of exchange restrictions or the date of delivery of any Receipt or otherwise.

The Depositary will not offer rights to Owners unless both the rights and the securities to which such rights relate are either exempt from registration under the Securities Act of 1933 with respect to a distribution to all Owners or are registered under the provisions of such Act.  If an Owner of Receipts requests the distribution of warrants or other instruments, notwithstanding that there has been no such registration under such Act, the Depositary shall not effect such distribution unless it has received an opinion from recognized counsel in the United States for the Company upon which the Depositary may rely that such distribution to such Owner is exempt from such registration; provided that nothing in the Deposit Agreement shall create, or be construed to create, any obligation on the part of the Company to file a registration statement with the Commission, or endeavor to have such a registration statement delared effective so as to allow rights to be made available to Owners of American Depositary Shares.

The Depositary shall not be responsible for any failure to determine that it may be lawful or feasible to make such rights available to Owners in general or any Owner in particular.

14.

Conversion of Foreign Currency

Whenever the Depositary shall receive foreign currency, by way of dividends or other distributions or the net proceeds from the sale of securities, property or rights, and if at the time of the receipt thereof the foreign currency so received can in the judgment of the Depositary be converted on a reasonable basis into Dollars and the resulting Dollars transferred to the United States, the Depositary shall convert or cause to be converted, by sale or in any other manner that it may determine, such foreign currency into Dollars, and such Dollars shall be distributed to the Owners entitled thereto or, if the Depositary shall have distributed any warrants or other instruments which entitle the holders thereof to such Dollars, then to the holders of such warrants and/or instruments upon surrender thereof for cancellation.  Such distribution may be made upon an averaged or other practicable basis without regard to any distinctions among Owners on account of exchange restrictions, the date of delivery of any Receipt or otherwise and shall be net of any expenses of conversion into Dollars incurred by the Depositary as provided in Section 5.9 of the Deposit Agreement.

If such conversion or distribution can be effected only with the approval or license of any government or agency thereof, the Depositary shall file such application for approval or license, if any, as it may deem desirable.

If at any time the Depositary shall determine that in its judgment any foreign currency received by the Depositary is not convertible on a reasonable basis into Dollars transferable to the United States, or if any approval or license of any government or agency thereof which is required for such conversion is denied or in the opinion of the Depositary is not obtainable, or if any such approval or license is not obtained within a reasonable period as determined by the Depositary, the Depositary may distribute the foreign currency (or an appropriate document evidencing the right to receive such foreign currency) received by the Depositary to, or in its discretion may hold such foreign currency uninvested and without liability for interest thereon for the respective accounts of, the Owners entitled to receive the same.

If any such conversion of foreign currency, in whole or in part, cannot be effected for distribution to some of the Owners entitled thereto, the Depositary may in its discretion make such conversion and distribution in Dollars to the extent permissible to the Owners entitled thereto and may distribute the balance of the foreign currency received by the Depositary to, or hold such balance uninvested and without liability for interest thereon for the respective accounts of, the Owners entitled thereto.

15.

Record Dates

Whenever any cash dividend or other cash distribution shall become payable or any distribution other than cash shall be made, or whenever rights shall be issued with respect to the Deposited Securities, or whenever for any reason the Depositary causes a change in the number of Shares that are represented by each American Depositary Share, or whenever the Depositary shall find it necessary or convenient, the Depositary shall fix a record date (and to the extent practical, the Depositary shall attempt to fix such record date on the same date as the comparable record date fixed by the Company, unless previously requested otherwise by the Company) (a) for the determination of the Owners of Receipts who shall be (i) entitled to receive such dividend, distribution or rights or the net proceeds of the sale thereof or (ii) entitled to give instructions for the exercise of voting rights at any such meeting, or (b) on or after which each American Depositary Share will represent the changed number of Shares, subject to the provisions of the Deposit Agreement.

16.

Voting of Deposited Securities

(A)

Upon receipt of notice of any meeting of holders of Shares or other Deposited Securities, and upon receipt of a Voting Opinion (where requested by the Depositary pursuant to Article 16 (G) below), if requested in writing by the Company, the Depositary will, as soon as practicable thereafter, mail to all Owners a notice containing (i) the information included in such notice of meeting received by the Depositary from the Company, (ii) a statement that the Owners as of the close of business on the specified record date established by the Depositary will be entitled (subject to any applicable provision of Polish law, the Deposited Securities or the Statutes of the Company, and to receipt by the Depositary of an Ownership Certificate (as defined below)) to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the amount of Shares or other Deposited Securities represented by their respective American Depositary Shares and (iii) a statement as to the manner in which such instructions may be given, including an express indication that such instructions may be given (or deemed given in accordance with sub-paragraph 16 (A)(3) below, if either an instruction in blank or discretionary form, or no instruction, is received) to the Depositary to vote or cause to be voted Shares or other Deposited Securities represented by American Depositary Shares in accordance with any recommendation of the Management Board of the Company with respect to a particular resolution or other matter submitted to such vote.  “Ownership Certificate” means a certificate provided by or on behalf of the beneficial owner of the relevant American Depositary Shares certifying (i) the number of voting securities of the Company held by such beneficial owner directly in the form of Shares and indirectly in the form of American Depositary Shares or GDRs, and (ii) that such beneficial owner has complied with the provisions of Section 3.4 of this Depositary Agreement in the case of American Depositary Shares, or Condition 25 of the Terms and Conditions of the GDRs in the case of GDRs, at the time of the acquisition of Shares, American Depositary Shares and GDRs then held by such beneficial owner.  In addition, the Depositary shall deliver or procure delivery to the Company of a deposit certificate in respect of the Deposited Shares not less than seven days prior to the date of the General Meeting (or such date as may be required in the Statutes or pursuant to Polish law).  Subject to paragraph (C) below, the Depositary shall vote or cause to be voted Shares or other Deposited Securities in accordance with sub-paragraphs (1), (2) or (3) below:

(1)  Upon the written request of a Owner on a record date, received on or before the date established by the Depositary for such purpose, the Depositary shall endeavor, (insofar as is reasonably practicable and (where appropriate) to the extent advised in the Voting Opinion that such action is permitted under applicable Polish law and the Statutes of the Company), to vote or cause to be voted the amount of Shares or other Deposited Securities represented by the American Depositary Shares of such Owner in accordance with the non-discretionary voting instructions set forth in such request.  Except to the extent indicated in paragraph (2) or (3) below, the Depositary shall not vote or attempt to exercise the right to vote that attaches to the Shares or other Deposited Securities, other than in accordance with such instructions.

(2)  If the Depositary determines that it is not reasonably practicable or (where appropriate) is advised in the Voting Opinion that it is not permissible under applicable Polish law or the Statutes of the Company to vote or cause to be voted some Shares or other Deposited Securities represented by American Depositary Shares in favor of a resolution, and other Shares or Deposited Securities against such resolution, in accordance with sub-paragraph (1) of (A) above, the Depositary may, if the Voting Opinion confirms it to be practicable and permissible under Polish law, (i) calculate from the non-discretionary voting instructions that it has received from all Owners (x) the aggregate number of votes in favor of a particular resolution or other matter submitted to such vote and (y) the aggregate number of votes opposed to such resolution or other matter, and (ii) cast or cause to be cast in favor of or opposed to such resolution or other matter the number of votes representing the net, positive difference between such aggregate number of votes in favor of such resolution or other matter and such aggregate number of votes opposed to such resolution or other matter.

(3)  If either (i) the Depositary is advised in the Voting Opinion that it is not permissible under applicable Polish law or the Statutes of the Company to vote or cause to be voted Shares represented by American Depositary Shares in accordance with sub-paragraphs (1) or (2) of (A) above with respect to a particular resolution or other matter submitted to such vote, or (ii) an instruction in blank (or discretionary form) or no voting instruction is received by the Depositary from a Owner with respect to any of the Shares or other Deposited Securities represented by such Owner’s American Depositary Shares or GDRs with respect to a particular resolution or other matter submitted to a vote of such Shares or other Deposited Securities on or before the date established by the Depositary for such purpose, the Depositary shall deem such Owner to have instructed the Depositary to vote such Shares or other Deposited Securities, or to cause such Shares or other Deposited Securities to be voted with respect to the particular resolution or other matter submitted to such vote in accordance with any recommendation of the Management Board of the Company, and accordingly the Depositary shall vote or cause to be voted such Shares or other Deposited Securities in accordance with any recommendation of the Management Board of the Company with respect to the particular resolution or other matter submitted to such vote; or give a discretionary proxy to vote the relevant Shares or Deposited Securities in favor of such person as the Management Board of the Company may specify (which person may not be a member of the Management Board or an employee of the Company); provided, however, that no such instruction shall be deemed given by an Owner and no such discretionary proxy shall be given by the Depositary with respect to any matter as to which the Company informs the Depositary (and the Company agrees to provide such information as promptly as practicable in writing) that (i) the Management Board is aware of substantial opposition or (ii) such matter materially and adversely affects the rights of holders of Shares or Deposited Securities and, in any such case, the Depositary shall not participate in voting. The Management Board will not issue recommendation in any of the following matters: (i) granting consent for a Management Board member being involved in competing businesses or participating in competing companies; (ii) the adopting of any resolution relating in any manner to members of the Company's Supervisory Board, including appointment, dismissal, suspension from their functions, and the establishment of their remuneration; (iii) the adoption of any decisions regarding claims for redress of injury caused at the time of the establishment of the Company and/or injury caused while exercising supervisory and/or managerial role; (iv) the adoption of any decisions with respect to agreements between the Company or the Company's subsidiaries and a Management Board member; (v) the establishing of the remuneration of the Management Board members (in case of an amendment of the Company’s Statute); (vi) the appointment, dismissal and/or suspension of Management Board members from their functions (in case of an amendment of the Company's Statute); (vii) the appointment of a Management Board member as proxy for a shareholders' meeting; (viii) reviewing and approving the Management Board's report on the operations of the Company and the financial statement for the previous financial year; (ix) discharging the members of the Management Board and the members of the Supervisory Board from performance of their respective duties in such capacity; (x) granting consent for the purchasing of the Company's shares in order for such shares to be offered for purchase by Management Board and/or Supervisory Board members; (xi) granting consent for the members of the Management Board or the Supervisory Board and any other employees of the Company subscribing for the Company's shares or other securities issued by Company; (xii) the settling of any matters where there is a conflict of interest between Company and any Management Board member, his spouse, blood relatives and relatives by marriage up to the second degree and any persons with whom he is in a personal relationship.; (xiii) the adopting of any resolution(s) relating in any manner to delegation by members of the Company's Supervisory Board of any of their duties as members of the Management Board; or (xiv) the adopting of any resolution on the removal from the agenda of the shareholders’ meeting of the Company of any matters set forth in Section 4.7(A) (3) items (i) to (xiii) hereof.

(B)

The Company agrees to notify the Depositary promptly of any increase or decrease in the outstanding equity capital of the Company, and in any event within 2 days of such increase or decrease taking effect under Polish law, specifying the amount of such increase or decrease, the new size of outstanding equity capital of the Company following such change, and the date such change is effective under Polish law.  Upon receipt of a written request of an Owner or Owners holding Receipts representing Shares, where the Depositary is satisfied that such Shares equal or exceed 10% of the outstanding equity capital of the Company (calculated by dividing the number of Shares represented by the American Depositary Shares of the requesting Owner or Owners by the latest number provided by the Company pursuant to the foregoing as the outstanding equity capital of the Company), and to the extent it is advised in the Voting Opinion (where requested by the Depositary pursuant to Section 4.7(G) of the Deposit Agreement) that such action is permitted under applicable Polish law and the Statutes of the Company, the Depositary shall request the Management Board of the Company to call a meeting of holders of Shares as provided in Article 400 of the Polish Commercial Code (or any successor provision) and, to the extent all requests made by Owner or Owners holding Receipts representing Shares in a number equal or exceeding 10% of the outstanding equity capital of the Company unanimously require the inclusion of a specific item or items in the agenda of such meeting and (where appropriate) to the extent it is advised in the Voting Opinion that such action is permitted under applicable Polish law and the Statutes of the Company, the Depositary shall request the Company to include such item or items in the agenda of such meeting.  Any expense incurred by the Depositary in taking action pursuant to this Article 16, including the obtaining of any relevant legal opinion, shall be for the account of the relevant Owner or Owners making the request hereunder.  In no event will the Depositary attend any shareholders’ meeting on behalf of any Receipt Owner or holder of Shares, or take any other action in relation to such meetings other than as specified in this Article 16.  For the avoidance of doubt, no Receipt Owner is entitled to attend a shareholders’ meeting until it has become a direct holder of Shares by withdrawing the Shares represented by its Receipt from the facility, and there is no guarantee that this mechanism will in all circumstances result in the holding of a shareholders’ meeting or the inclusion of any specific item on the agenda of such a meeting.

(C)

Notwithstanding any other provision hereof or of the GDR Deposit Agreement, no Owner (other than a clearing system or its nominee) or beneficial owner (other than the Polish State Treasury and Nafta Polska S.A.) eligible to vote at the shareholders’ meeting of the Company can instruct the Depositary to exercise any voting rights on behalf of such Owner or beneficial owner to the extent that such exercise would result in such Owner or beneficial owner exercising directly or indirectly more than the maximum number of the total votes of the Company specified in the Statute.  The Depositary will not act on any voting instruction unless the relevant Owner (other than a clearing system or its nominee) or holder of Receipts or GDRs provides an Ownership Certificate which certifies compliance by such Owner or holder with the provisions of this Article 16.

(D)

Notwithstanding any other provision hereof or of the GDR Deposit Agreement, no Owner (other than a clearing system or its nominee) or beneficial owner owning, in the aggregate, more than 33% or 66% of the total voting equity securities of the Company, directly in the form of Shares or indirectly in the form of Receipts or GDRs, shall instruct the Depositary to exercise any voting rights on behalf of such Owner or beneficial owner unless such Owner or beneficial owner certifies in its Ownership Certificate that it has complied with the provisions of Articles 73 and 74 of Polish Act on Public Offers (or any successor provision) and made a bid for the remaining voting equity securities of the Company as set out therein.

(E)

Notwithstanding any other provision hereof or of the GDR Deposit Agreement, no Owner (other than a clearing system or its nominee) or beneficial owner which acquires such number of shares in the Company that causes the increase in total voting equity securities of the Company, directly in the form of Shares or indirectly in the form of Receipts or GDRs, by more than (i) 10% of the total number votes at the shareholders’ meeting of the Company over a period shorter than 60 days (for an Owner, other than a clearing system or its nominee, or beneficial owner whose share in the total number votes at the shareholders’ meeting of the Company is less than 33%) or (ii) 5% of the total number votes at the shareholders’ meeting of the Company over a period shorter than 12 months (for an Owner, other than a clearing system or its nominee, or beneficial owner whose share in the total number votes at the shareholders’ meeting is 33% or more) shall instruct the Depositary to exercise any voting rights on behalf of such Owner or beneficial owner unless such Owner or beneficial owner certifies in its Ownership Certificate that it has complied with the provisions of Article 72 of the Polish Act on Public Offerings (or any successor provision) and made a bid for the remaining voting equity securities of the Company as set out therein.

(F)

Notwithstanding any other provision hereof or of the Deposit Agreement or the GDR Deposit Agreement, no Owner (other than a clearing system or its nominee) or beneficial owner shall instruct the Depositary to exercise voting rights on behalf of such Owner or beneficial owner unless such Owner or beneficial owner certifies in its Ownership Certificate that it has complied with the provisions of Section 3.4 at the time of its acquisition of Shares and Receipts then held by such Owner or beneficial owner.

(G)

If the Depositary determines that it is not reasonably practicable or (where appropriate) is advised in the Voting Opinion that it is not permissible under applicable Polish law or the Statutes of the Company to vote or act in accordance with sub-paragraphs (A)(1), (2) or (3) or (B) hereof, then it shall not vote, act or attempt to exercise the rights to vote that attach to the Shares or other Deposited Securities.  Prior to acting or refraining from acting as described herein, the Depositary shall be entitled to receive a legal opinion from internal legal counsel in Poland to the Company confirming that it is permitted under Polish law to exercise votes or act in accordance with sub-paragraphs (A)(1), (2) or (3) or (B) hereof (the “Voting Opinion”).  The Depositary shall have no liability for any action taken or not taken, including with respect to any vote, provided that such action was taken or not taken by the Depositary in good faith and without negligence or willful default. In the absence of a legal opinion (where such opinion has been requested by the Depositary), the Depositary shall not take any action or exercise any voting rights and shall have no liability to the Company or any Owner for any action taken or not taken, as the case may be.

(H)

The Depositary will not (i) demand the implementation of block voting procedures or (ii) exercise any right to select a specified number of members to the Supervisory Board of the Company, which in either case may arise under Polish law in respect of the Deposited Shares.  The Depositary may, however, exercise block voting rights arising under Polish law if another shareholder of the Company has demanded that block voting procedures under Polish law be implemented.

(I)

Prior to the date on which the Deposited Securities are actually delivered to the Custodian, Owners and beneficial owners of the American Depositary Shares will not be entitled to instruct the Depositary to exercise on their behalf any voting or other rights as shareholders of the Company and the Depositary will not be entitled to exercise voting or other rights as a shareholder of the Company.

There can be no assurance that Owners generally or any Owner in particular will receive the notice described in the preceding paragraph sufficiently prior to the Instruction Date to ensure that the Depositary will vote the Shares or Deposited Securities in accordance with the provisions set forth in the preceding paragraph.

17.

Changes Affecting Deposited Securities

In circumstances where the provisions of Section 4.3 of the Deposit Agreement do not apply, upon any change in nominal value, change in par value, split-up, consolidation, or any other reclassification of Deposited Securities, or upon any recapitalization, reorganization, merger or consolidation, or sale of assets affecting the Company or to which it is a party, any securities which shall be received by the Depositary or a Custodian in exchange for or in conversion of or in respect of Deposited Securities shall be treated as new Deposited Securities under the Deposit Agreement, and American Depositary Shares shall thenceforth represent the new Deposited Securities so received in exchange or conversion, unless additional Receipts are delivered pursuant to the following sentence.  In any such case the Depositary may, and shall if the Company shall so request, execute and deliver additional Receipts as in the case of a dividend in Shares, or call for the surrender of outstanding Receipts to be exchanged for new Receipts specifically describing such new Deposited Securities.

18.

Liability of the Company and Depositary

Neither the Depositary nor the Company nor any of their respective directors, employees, agents or affiliates shall incur any liability to any Owner or holder of any Receipt, if by reason of any provision of any present or future law or regulation of the United States or any other country, or of any other governmental or regulatory authority, or by reason of any provision, present or future, of the Statutes of the Company, or by reason of any provision of any securities issued or distributed by the Company, or any offering or distribution thereof, or by reason of any act of God or war or other circumstances beyond its control, the Depositary or the Company shall be prevented, delayed or forbidden from or be subject to any civil or criminal penalty on account of doing or performing any act or thing which by the terms of the Deposit Agreement or the Deposited Securities it is provided shall be done or performed; nor shall the Depositary or the Company or any of their respective directors, employees, agents or affiliates incur any liability to any Owner or holder of a Receipt by reason of any nonperformance or delay, caused as aforesaid, in the performance of any act or thing which by the terms of the Deposit Agreement it is provided shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in the Deposit Agreement.  Where, by the terms of a distribution pursuant to Sections 4.1, 4.2, or 4.3 of the Deposit Agreement, or an offering or distribution pursuant to Section 4.4 of the Deposit Agreement, such distribution or offering may not be made available to Owners of Receipts, and the Depositary may not dispose of such distribution or offering on behalf of such Owners and make the net proceeds available to such Owners, then the Depositary shall not make such distribution or offering, and shall allow any rights, if applicable, to lapse.  Neither the Company nor the Depositary assumes any obligation or shall be subject to any liability under the Deposit Agreement to Owners or holders of Receipts, except that they agree to perform their obligations specifically set forth in the Deposit Agreement without negligence or bad faith.  The Depositary shall not be subject to any liability with respect to the validity or worth of the Deposited Securities.  Neither the Depositary nor the Company shall be under any obligation to appear in, prosecute or defend any action, suit, or other proceeding in respect of any Deposited Securities or in respect of the Receipts, which in its opinion may involve it in expense or liability, unless indemnity satisfactory to it against all expense and liability shall be furnished as often as may be required, and the Custodian shall not be under any obligation whatsoever with respect to such proceedings, the responsibility of the Custodian being solely to the Depositary.  Neither the Depositary nor the Company shall be liable for any action or nonaction by it in reliance upon the advice of or information from legal counsel, accountants, any person presenting Shares for deposit, any Owner or holder of a Receipt, or any other person believed by it in good faith to be competent to give such advice or information.  The Depositary shall not be responsible for any failure to carry out any instructions to vote any of the Deposited Securities, or for the manner in which any such vote is cast or the effect of any such vote, provided that any such action or nonaction is in good faith.  The Depositary shall not be liable for any acts or omissions made by a successor depositary whether in connection with a previous act or omission of the Depositary or in connection with a matter arising wholly after the removal or resignation of the Depositary, provided that in connection with the issue out of which such potential liability arises, the Depositary performed its obligations without negligence or bad faith while it acted as Depositary.  The Company agrees to indemnify the Depositary, its directors, employees, agents and affiliates and any Custodian against, and hold each of them harmless from, any liability or expense (including, but not limited to, the expenses of counsel) which may arise out of any registration with the Commission of Receipts, American Depositary Shares or Deposited Securities or the offer or sale thereof in the United States (other than certain circumstances involving the pre-release of receipts) or out of acts performed or omitted, in accordance with the provisions of the Deposit Agreement and of the Receipts, as the same may be amended, modified, or supplemented from time to time, (i) by either the Depositary or a Custodian or their respective directors, employees, agents and affiliates, except for any liability or expense arising out of the negligence or bad faith of either of them, or (ii) by the Company or any of its directors, employees, agents and affiliates.  No disclaimer of liability under the Securities Act of 1933 is intended by any provision of the Deposit Agreement.

19.

Resignation and Removal of the Depositary

The Depositary may at any time resign as Depositary under the Deposit Agreement by written notice of its election so to do delivered to the Company, such resignation to take effect upon the appointment of a successor depositary and its acceptance of such appointment as provided in the Deposit Agreement.  The Depositary may be removed by the Company with at least 90 days prior written notice of such removal, to become effective upon the latest of (a) the 90th day after delivery of the notice to the Depositary or (b) the grant of such approvals as may be necessary to comply with applicable laws (including if applicable the approval of such successor depositary by the Polish Commission) and with the Statutes of the Company for the transfer of the Deposited Securities to such successor depositary and (c) the acceptance of such appointment to act in accordance with the terms of the Deposit Agreement, by that successor depositary.

Upon the termination of the appointment or resignation of the Depositary and against payment of all fees and expenses due to the Depositary from the Company under this Agreement, the Depositary shall deliver to its successor depositary sufficient information and records to enable such successor efficiently to perform its obligations under this Agreement and shall deliver and pay to such successor depositary all property and cash held by it under this Agreement.  Upon the date when such termination of appointment or resignation takes effect, the Custodian shall be deemed to be the Custodian thereunder for such successor depositary and shall hold the Deposited Property for such successor depositary, and the Depositary shall thereafter have no obligation hereunder other than liabilities accrued prior to the termination of appointment or resignation or liabilities stipulated in any relevant laws or regulations.

Whenever the Depositary in its discretion determines that it is in the best interest of the Owners of Receipts to do so, it may appoint substitute or additional custodian or custodians. In the event of any merger, take-over, consolidation or other reorganization of The Bank of New York Mellon such that The Bank of New York Mellon ceases to exist and is replaced by a successor entity, such successor entity will be deemed at the date of such succession to have entered into an agreement with the Company in substantially the same terms as this Agreement and on the basis that the Company and such successor entity agree that the successor entity succeeds to all outstanding rights and obligations of the Depositary under this Agreement.

20.

Amendment

The form of the Receipts and any provisions of the Deposit Agreement may at any time and from time to time be amended by agreement between the Company and the Depositary without the consent of Owners or holders of Receipts in any respect which they may deem necessary or desirable.  Any amendment which shall impose or increase any fees or charges (other than taxes and other governmental charges, registration fees and cable, telex or facsimile transmission costs, delivery costs or other such expenses), or which shall otherwise prejudice any substantial existing right of Owners of Receipts, shall, however, not become effective as to outstanding Receipts until the expiration of thirty (30) days after notice of such amendment shall have been given to the Owners of outstanding Receipts.  Every Owner of a Receipt at the time any amendment so becomes effective shall be deemed, by continuing to hold such Receipt, to consent and agree to such amendment and to be bound by the Deposit Agreement as amended thereby.  In no event shall any amendment impair the right of the Owner of any Receipt to surrender such Receipt and receive therefor the Deposited Securities represented thereby except in order to comply with mandatory provisions of applicable law.

21.

Termination of Deposit Agreement

The Depositary at any time at the direction of the Company, shall terminate the Deposit Agreement by mailing notice of such termination to the Owners of all Receipts then outstanding at least ninety (90) days prior to the date fixed in such notice for such termination.  The Depositary may likewise terminate the Deposit Agreement by mailing notice of such termination to the Company and the Owners of all Receipts then outstanding if at any time ninety (90) days shall have expired after the Depositary shall have delivered to the Company a written notice of its election to resign and a successor depositary shall not have been appointed and accepted its appointment as provided in the Deposit Agreement.  On and after the date of termination, the Owner of a Receipt will, upon (a) surrender of such Receipt at the Corporate Trust Office of the Depositary, (b) payment of the fee of the Depositary for the surrender of Receipts referred to in Section 2.5 of the Deposit Agreement, and (c) payment of any applicable taxes or governmental charges, be entitled to delivery, to him or upon his order, of the amount of Deposited Securities represented by the American Depositary Shares evidenced by such Receipt.  If any Receipts shall remain outstanding after the date of termination, the Depositary thereafter shall discontinue the registration of transfers of Receipts, shall suspend the distribution of dividends to the Owners thereof, and shall not give any further notices or perform any further acts under the Deposit Agreement, except that the Depositary shall continue to collect dividends and other distributions pertaining to Deposited Securities, shall sell rights and other property as provided in the Deposit Agreement, and shall continue to deliver Deposited Securities, together with any dividends or other distributions received with respect thereto and the net proceeds of the sale of any rights or other property, in exchange for Receipts surrendered to the Depositary (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Owner of such Receipt in accordance with the terms and conditions of the Deposit Agreement, and any applicable taxes or governmental charges).  At any time after the expiration of one year from the date of termination, the Depositary may sell the Deposited Securities then held under the Deposit Agreement and may thereafter hold uninvested the net proceeds of any such sale, together with any other cash then held by it thereunder, unsegregated and without liability for interest, for the pro rata benefit of the Owners of Receipts which have not theretofore been surrendered, such Owners thereupon becoming general creditors of the Depositary with respect to such net proceeds.  After making such sale, the Depositary shall be discharged from all obligations under the Deposit Agreement, except to account for such net proceeds and other cash (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Owner of such Receipt in accordance with the terms and conditions of the Deposit Agreement, and any applicable taxes or governmental charges).  Upon the termination of the Deposit Agreement, the Company shall be discharged from all obligations under the Deposit Agreement except for its obligations to the Depositary with respect to indemnification, charges, and expenses.

22.

Compliance with U.S. Securities Laws

Notwithstanding anything in the Deposit Agreement or this Receipt to the contrary, the Company and the Depositary each agrees that it will not exercise any rights it has under the Deposit Agreement to permit the withdrawal or delivery of Deposited Securities in a manner which would violate the U.S. securities laws, including, but not limited to, Section I.A.(l) of the General Instructions to the Form F-6 Registration Statement, as amended from time to time, under the Securities Act of 1933.

23.

Disclosure of Interests

The Company may from time to time request Owners to provide information (i) indicating whether or not they are Related Persons with respect to the other Owners or beneficial owners of the American Depositary Receipts or the GDRs or the Company’s shareholders and (ii) as to the capacity in which such Owners own or owned Receipts and regarding the identity of any other persons then or previously interested in such Receipts and the nature of such interest and various other matters.

Each Owner agrees to provide any information requested by the Company or the Depositary pursuant to Section 3.4 of the Deposit Agreement. The Depositary agrees to comply with reasonable written instructions received from the Company requesting that the Depositary forward any such requests to the Owners and to forward to the Company any such responses to such requests received by the Depositary.

To the extent that provisions of or governing any Deposited Securities, the Statutes of the Company or applicable law may require the disclosure to the Company of, or limitations in relation to, beneficial or other ownership of Deposited Securities, each Owner of American Depositary Receipts shall comply with the Company’s instructions to Owners and holders of American Depositary Receipts in respect of such disclosure or limitation, as may be forwarded to them from time to time by the Depositary.

In addition to any other notification requirements applicable under Polish law, any Owner (other than a clearing system or its nominee) or beneficial owner which acquires, directly through its ownership of Shares or indirectly through its ownership of American Depositary Receipts or GDRs or otherwise, individually or together with its Subsidiaries or acting in concert with any other entities, 5%, 10%, 20%, 25%, 33%, 50% or 75% of the total votes at the shareholders’ meeting of the Company shall provide written notification of such fact to the Company and the Polish Commission (which notice shall specify its name and the number of American Depositary Shares, GDRs or Shares held directly or indirectly by such Owner or beneficial owner) within 2 days of such acquisition of 5%, 10%, 20%, 25%, 33%, 50% or 75%, as the case may be, of such votes of the shareholders’ meeting.

In addition to any other notification requirements applicable under Polish law, any Owner or beneficial owner which holds, directly through its ownership of Shares or indirectly through its ownership of American Depositary Receipts or GDRs or otherwise, individually or together with its Subsidiaries  or acting in concert with any other entities, 10% or more, but not exceeding 33% of the total votes at the shareholders’ meeting of the Company, shall provide written notification to the  Company and the Polish Commission of any change in the number of voting equity securities held directly or indirectly by such Owner or beneficial owner, individually or together with its Subsidiaries or acting in concert with any other entities, to the extent that such change is by an amount equal to 2% or more of the total votes.  Such notice shall specify its name and the number of American Depositary Shares, GDRs or Shares as applicable held directly or indirectly by such Owner or beneficial owner, individually or together with its Subsidiaries or acting in concert with any other entities, and shall be made within 2 days of such change.

In addition to any other notification requirements applicable under Polish law, any Owner (other than a clearing system or its nominee) or beneficial owner which holds, directly through its ownership of Shares or indirectly through its ownership of American Depositary Receipts or GDRs or otherwise, individually or together with its Subsidiaries or acting in concert with any other entities, 33% or more of the total votes at the shareholders’ meeting of the Company, shall provide written notification to the Company and the Polish Commission of any change in the number of voting equity securities held directly or indirectly by such Owner or beneficial owner, individually or together with its Subsidiaries or acting in concert with any other entities, to the extent that such change is by an amount equal to 1% or more of the total votes.  Such notice shall specify its name and the number of American Depositary Shares, GDRs or Shares as applicable held directly or indirectly by such Owner or beneficial owner, individually or together with its Subsidiaries or acting in concert with any other entities, and shall be made within 2 days of such change.

The Depositary agrees to make reasonable efforts to comply with applicable notification obligations under Polish law  in respect of the number of Shares represented by American Depositary Shares.

24.

Arbitration; Jurisdiction; Waiver of Immunities

The Deposit Agreement provides that any controversy, claim or cause of action brought by any party to the Deposit Agreement against the Company arising out of or relating to the Shares or other Deposited Securities, the American Depositary Shares, the Receipts or the Deposit Agreement, or the breach thereof, shall be settled by arbitration in New York City in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and that judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.  The Company has agreed in the Deposit Agreement to appoint an agent in the United States for service of process and has consented and submitted to the jurisdiction of any Federal or state court in the Borough of Manhattan, City and State of New York.

To the extent that the Company or any of its properties, assets or revenues may have or hereafter become entitled to, or have attributed to it, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any respect thereof, from setoff or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution or judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with the Shares or Deposited Securities, the American Depositary Shares, the Receipts or the Deposit Agreement, the Company, to the fullest extent permitted by law, hereby irrevocably, unconditionally and intentionally waives, and agrees not to plead or claim, any such immunity and consents to such relief and enforcement.

(ASSIGNMENT AND TRANSFER SIGNATURE LINES)

NOTE:

The signature to any endorsement hereon must correspond with the name as written upon the face of this Receipt in every particular, without alteration or enlargement or any change whatever.

If the endorsement be executed by an attorney, executor, administrator, trustee or guardian, the person executing the endorsement must give his full title in such capacity and proper evidence of authority to act in such capacity, if not on file with the Depositary, must be forwarded with this Receipt.

All endorsements or assignments of Receipts must be guaranteed by an “eligible guarantor institution” (including, but not limited to, a New York Stock Exchange member firm or member of the Clearing House of the American Stock Exchange Clearing Corporation or by a bank or trust company having an office or correspondent in The City of New York) meeting the requirements of the Depositary, which requirements will include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Depositary in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.